UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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NEAH POWER SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NEAH POWER SYSTEMS, INC.
22118 20th Avenue SE, Suite 142
Bothell, Washington 98021
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, August 15, 2008 at 9:00 A.M. (Pacific Daylight Time)

TO THE STOCKHOLDERS OF NEAH POWER SYSTEMS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of NEAH POWER SYSTEMS, INC. will be held on Friday, August 15, 2008, at 9:00 A.M., Pacific Daylight Time, at the Springhill Suites by Marriott – Bothell, 3850 Monte Villa Pkwy, Bothell, WA 98021 to consider and vote on the following proposals:

1.
To elect six (6) persons to our Board of Directors, each to hold office until the 2009 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;

2.	To consider and vote upon a proposal to ratify the appointment of Peterson Sullivan PLLC as our independent registered public accounting firm for the ensuing year;

3.	To consider and vote upon a proposal to amend the Company’s existing Long Term Incentive Compensation Plan;

4.	To consider and vote upon a proposal to adopt the Company’s 2008 Employee Stock Purchase Plan;

5.
To consider and vote upon a proposal to amend the Company’s Articles of Incorporation to (i) effect a stock combination, or reverse stock split, pursuant to which every two hundred (200) shares of the Company’s outstanding common stock, par value $.001 per share (the “Common Stock”), would be exchanged for one (1) new share of Common Stock and (ii) reduce the authorized capital stock of the Company;

6.	To consider and vote upon a proposal to amend the Articles of Incorporation to change the name of the Company to “Silicon Power Solutions, Inc.”; and

7.	To consider and vote upon a proposal to change the Company’s state of incorporation to Delaware.

The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on July 11, 2008 are entitled to notice of and to vote at the Annual Meeting. The holders of at least a majority of our outstanding shares of common stock present in person or by proxy are required for a quorum. You can vote by mail by completing your proxy card and returning it to us in the enclosed envelope.

By Order of the Board of Directors,

Dr. Gerard C. D’Couto
President and CEO

July __, 2008
Bothell, Washington

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

NEAH POWER SYSTEMS, INC.
22118 20th Avenue SE, Suite 142
Bothell, Washington 98021
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To be held Friday, August 15, 2008 at 9:00 A.M. (Pacific Daylight Time)

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of NEAH POWER SYSTEMS, INC., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Friday, August 15, 2008, at 9:00 A.M., Pacific Daylight Time, at Springhill Suites by Marriott – Bothell, 3850 Monte Villa Pkwy, Bothell, WA 98021, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed to stockholders on or about Thursday, July 31, 2008.

Solicitation and Voting Procedures

Solicitation. The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock, par value $0.001 per share (the “Common Stock”). We intend to use the services of The Altman Group, 60 East 42nd Street, Suite 405, New York, NY 10165, in soliciting proxies and, as a result, we expect to pay approximately $6,000, plus out-of-pocket expenses, for such services. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation. Any questions can be directed to the Altman Group at (866) 864-4941.

Voting. Stockholders of record may authorize the proxies named in the enclosed proxy card to vote their shares of Common Stock by mail, by marking the enclosed proxy card, signing and dating it, and returning it in the postage-paid enveloped provided.

Revocability of Proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to Neah Power Systems, Inc., Attn: Secretary, 22118 20th Avenue SE, Suite 142, Bothell, Washington 98021, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.

Voting Procedure. The presence at the Annual Meeting of a majority of our outstanding shares of Common Stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on July 11, 2008 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were 145,771,094 shares of Common Stock outstanding.

Under Nevada law, stockholders will have appraisal rights in connection with Proposal No. 7, regarding reincorporation, set forth in this Proxy Statement.

Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6 and 7. Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors, but will be counted as a vote AGAINST the ratification of Peterson Sullivan PLLC as our independent registered public accounting firm for the ensuing year, AGAINST the adoption of our 2008 Employee Stock Purchase Plan, AGAINST the adoption of the amendment to our Long Term Incentive Compensation Plan, AGAINST the stock combination and reduction in authorized capital stock, AGAINST the change in our corporate name and AGAINST the reincorporation in the State of Delaware.

Broker non-votes will have no effect on the outcome of the election of directors, the ratification of Peterson Sullivan PLLC as our independent registered public accounting firm, the adoption of our 2008 Employee Stock Purchase Plan, the adoption of the amendment to our Long Term Incentive Compensation Plan, the stock combination and reduction in authorized capital stock, the change in our corporate name or the reincorporation in the State of Delaware. A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Conduct Rule 2260 of the Nasdaq National Stock Market (“Nasdaq”) states that member organizations are not permitted to give proxies when instructions have not been received from beneficial owners; provided, however, that a member organization may give proxies when instructions have not been received from beneficial owners if given pursuant to the rules of a national securities exchange to which the member is also responsible. Under Rule 452 of the New York Stock Exchange (the “NYSE”), which governs brokers who are voting with respect to shares held in street name, a broker may have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, the ratification of independent registered public accounting firm and increases in authorized common stock for general corporate purposes. Accordingly, a broker that is a member organization of Nasdaq will not be permitted to vote a properly executed proxy when no instructions have been given, unless such broker is also a member of the NYSE, in which case such broker would have the discretion to vote the proxy for Proposal Nos. 1, 2, 5 and 6 in accordance with Rule 452 of the NYSE, but will not have discretion to cast a vote on Proposal Nos. 3, 4 and 7.

On each matter properly presented for consideration at the Annual Meeting, stockholders will be entitled to one vote for each share of Common Stock held. Stockholders do not have cumulative voting rights in the election of directors. For the election of directors, the nominees who receive a plurality of votes from the shares present and entitled to vote at the Annual Meeting will be elected. For the ratification of our independent registered public accounting firm, the approval of the 2008 Employee Stock Purchase Plan, the amendment to our Long Term Incentive Compensation Plan, the stock combination and reduction in authorized capital stock, the change to our corporate name and the change to our state of incorporation, the vote of a majority of the shares present and entitled to vote is required.

If any other matters are properly presented for consideration at the meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call, email or write us at the following address or phone number: Neah Power Systems, Inc., Attn: Secretary, 22118 20th Avenue SE, Suite 142, Bothell, Washington 98021, phone: (425) 424-3324, email: secretary@neahpower.com. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws (the “Bylaws”) provide that the Board of Directors shall consist of not less than one (1) members and not more than seven (7) members, as fixed by the Board of Directors. Following the Annual Meeting, the number of our Board of Directors shall be fixed at six (6).

At the Annual Meeting, six (6) directors are to be elected by the holders of the Common Stock to serve until the 2009 annual meeting of our stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors, acting upon the recommendation of its Nominating Committee, has nominated Dr. Gerard D’Couto, Leroy Ohlsen, Michael Solomon, Robert J. McGovern, James H. Smith and Jon M. Garfield for election to the Board of Directors at the Annual Meeting. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.

Nominees

The following information is submitted concerning the nominees for election as directors based upon information received by us from such persons:

Dr. Gerard C. (Chris) D’Couto. Dr. D’Couto, 41, has served as a member of our board of directors since January 28, 2008 and as our Chief Executive Officer and President since February 2008. Until such time, he served as our Chief Operating Officer and Executive Vice President since September 2007. Prior to joining our company, Dr. D’Couto served as senior director of marketing at FormFactor Inc. from January 2006, where he headed the launch of NAND flash and DRAM sort probe cards. Prior to that, Dr. D’Couto had a nine-year tenure at Novellus Systems, Inc., with positions of increasing responsibility ranging from product management to technology development and sales. Prior to that, Dr. D’Couto worked at Varian Associates and as a consultant to Intel Corporation. Dr. D’Couto received a bachelor’s degree in chemical engineering from the Coimbatore Institute of Technology in India and also received a master’s and a doctoral degree in chemical engineering from Clarkson University in New York. Dr. D’Couto also earned an MBA from the Haas School of Business at the University of California, Berkeley.

Leroy Ohlsen.  Mr. Ohlsen, 34, has served on our board of directors since he co-founded the Company in 1999. Mr. Ohlsen acted as the chief executive officer from 1999 until 2000 and was thereafter appointed chief technology officer and vice president of engineering; he relinquished the former position in January 2008 and the latter position in July 2003. Prior to 1999, he worked as a Project Manager for MultiChem Analytical Services, an environmental testing laboratory. Mr. Ohlsen worked part-time throughout college at MDS Panlabs as part of the chemistry team. Mr. Ohlsen received a B.S. degree in Chemistry from the University of Washington in 1998.

Michael F. Solomon.  Mr. Solomon, 56, has served on our board of directors since March 2006. Since May of 2006, he has been a partner in the law firm of Fenwick & West specializing in tax and corporate transactions. Mr. Solomon was a partner at Ivins, Phillips & Barker from 1977 to 2001, at PricewaterhouseCoopers, LLP from 2001 to 2003 and at Pillsbury Winthrop from 2003 to 2005.    Mr. Solomon is also a long-time private investor in numerous businesses on whose boards he has served. His law practice has been heavily concentrated in the technology and research and development sectors, and he has been specifically involved in cases addressing fuel cell technology. He  has been an Adjunct Professor of Law at the Georgetown University Law Center  and Boalt Hall.  Mr. Solomon is an honors graduate of both Yale University (1974) and Harvard Law School (1977).

Robert J. McGovern. Mr. McGovern, 56, has served on our board of directors since May 2008. He has served as a top senior manager for several public and private companies around the world.   He currently is a Principal/General Manager of a sales focused consultancy and Sales Force Automation product base company, The Cura Group, since April 2006.  From 1998 to 2005, Mr. McGovern served as President/COO of Horton Automatics a global manufacturer of entrance and security systems.  From 1996 to 1998, he led sales for manufacturer Besam USA, an Assa Abloy (OMX: ASSA) group company. From 1988 to 1996, Mr. McGovern served in positions of increasing responsibility at The Stanley Works (NYSE: SWK), including serving as Chairman and President of one of its sales and manufacturing units in Europe and Corporate Director of The Manufacturing and Technology Center.  From 1979 to 1988, he served as Controller and then VP-Business Development for National Hand Tool. Mr. McGovern received a BS from State University of New York at Brockport, and an MBA in Finance from The Keller Institute.

James H. Smith. Mr. Smith, 64, has served on our board of directors since May 2008. He has over 40 years with publicly traded and privately-held companies. Currently, he serves on the board of directors for Unisone Inc., a patented software company, where he served as President and CEO from January 2002 to April 2004. He worked with private equity company Advent International in 2004, served as President and CEO of Nexion from 2000 to 2001, Co-Founder and COO of application solutions provider Decision Dynamix from 1996 to 2000, and President of the world largest pharmaceutical wholesaler McKesson Corporation from 1994 to 1996. From 1986 to 1994, Mr. Smith served as Executive Vice President of Hamilton/Hallmark division of Avnet, Inc. (NYSE: AVT), the world’s largest industrial electronic component distributor. From 2004 to the present, Mr. Smith also advises small privately-held technology companies on management issues, (DEVEK, a Porsche road racing company, TRIC tool an innovator of sewer pipe replacement, and LifeSense a medical device company. In addition he has also serves on the advisory board of PipeSpy and the boards of directors of LifeSense and CakeBoxx a shipping container company. He received a B.A. in economics from Michigan State University.

Jon M. Garfield. Mr. Garfield, 44, has served on our board of directors since May 2008. He has served as Chief Executive Officer of technology company Clearant, Inc. (OTCBB: CLRA) since January 2007 and as Chief Financial Officer at Clearant since September 2006. Mr. Garfield has served as a member of its board of directors since May 2007. From September 2001 through 2006, Mr. Garfield served as an independent financial consultant, including advising as to SEC reporting obligations and Sarbanes-Oxley compliance. From 1998 until 2001, he served as Chief Financial Officer of a telecom service provider and a software developer. From 1996 to 1998, he served as Vice President of Acquisitions for formerly NYSE-listed ground transportation consolidator Coach USA, Inc. From 1991 to 1996, Mr. Garfield served as Corporate Assistant Controller of Maxxim Medical, Inc., a formerly New York Stock Exchange listed manufacturer and distributor. During 1986 to 1991, Mr. Garfield practiced public accounting with Arthur Andersen and PricewaterhouseCoopers. Mr. Garfield received a Bachelor of Business Administration in Accounting from University of Texas, Austin.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is certain information as of July 11, 2008 with respect to each person or group who is known to us, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the Securities and Exchange Commission (the “SEC”), to beneficially own more than 5% of our outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class

Summit Trading Limited Charlotte House, P.O. Box N-65 Charlotte Street Nassau, Bahamas(2)	22,929,515	15.7%

Castile Ventures II-A, L.P. Castile Ventures II-B, L.P. 890 Winter Street, Suite 140 Waltham, MA 02451(3)	7,564,275	5.2%

Frazier Technology Ventures I, L.P. Friends of Frazier Technology Ventures I, L.P. Two Union Square, 601 Union Street, Suite 3200 Seattle, Washington 98101(4)	7,491,025	5.1%

Paul Abramowitz c/o John C. Kirkland, Esq. Dreier Stein & Kahan LLP The Water Garden 1620 26th Street, 6th Floor, North Tower Santa Monica, CA 90404(5)	19,413,948	13.3%

(1)
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable, convertible or exchangeable within such 60 day period, have been so exercised, converted or exchanged.

(2)
Summit Trading Limited (“Summit”) is a Bahamian holding company and is owned by the Weast Family Trust. The Weast Family Trust is a private trust established for the benefit of C.S. Arnold, Daisy Rodriguez, Stephanie Kaye and Tracia Fields. C.S. Arnold is the settlor of the Weast Family Trust. Summit beneficially owned 3,250,000 shares of our Series A preferred stock that automatically converted into an aggregate of 29,437,515 shares of our common stock upon completion of our April 2006 private placement. Summit transferred an aggregate of 4,508,000 shares of such common stock to certain third parties not affiliated with it or our Company, other than Daisy Rodriguez (a beneficiary of the Weast Family Trust), who received 1,000,000 shares of common stock. The natural person exercising voting control of the shares of common stock held by Summit is Richard Fixaris.

(3)
Consists of (i) 2,359,276 shares of common stock received by Castile Ventures II-A LP (“CVIIA”) and Castile Ventures II-B LP (“CVIIB”) in connection with the merger and (ii) 1,882,000 shares of common stock issued upon automatic conversion of our notes held by CVIIA and CVIIB. The figure also includes 3,323,000 shares issuable upon exercise of warrants held by CVIIA and CVIIB, 500,000 of which are shares owned by Summit. Castile Partners II LLC (“CPII”) is the general partner of CVIIA and CVIIB. Nina Saberi, Marcia Hooper, Roger Walton and David Duval are the members of CPII and exercise shared voting and dispositive power with respect to the shares held by CVIIA and CVIIB. Each of Nina Saberi, Marcia Hooper, Roger Walton and David Duval disclaims beneficial ownership of the shares held by CVIIA and CVIIB except to the extent of his or her respective proportionate pecuniary interest in such shares. No limited partners of CVIIA or CVIIB can be said to control either CVIIA or CVIIB by virtue of their limited partnership interest therein.

(4)
Consists of (i) 6,658,525 shares of common stock received by Frazier Technology Ventures I, L.P. (“FTV I”) and Friends of Frazier Technology Ventures I, L.P. (“FFTV I”) in connection with the merger and (ii) 333,000 shares of common stock issued upon automatic conversion of our notes held by FTV I and FFTV I. The figure also includes 499,500 shares issuable upon exercise of warrants held by FTV I and FFTV I. FTV I and FFTV I are both limited partnerships formed to make investments in early stage technology companies. The general partner of each of FTV I and FFTV I is Frazier Technology Ventures Management I, LP, whose general partner is Frazier Technology Management, LLC (“FTM”). All decisions related to the acquisition, disposition or voting of securities held by FTV I and FFTV I, including our shares of common stock, are made by majority vote of the managers of FTM. The managers of FTM are Leonard Jordan, Gary Gigot, Paul Bialek and Frazier Management, LLC, none of whom beneficially owns more than 5% of the equity of FTV I or FFTV I.

(5)
Includes (i) 250,000 shares underlying director's options that Paul Abramowitz received for serving on the board of directors of the Company, (ii) 250,000 shares underlying an option he may elect to exercise if certain financing terms are met, and (iii) 93,938 shares representing his one-third ownership of Fairway Venture Capital Group III, a partnership controlled by Robert Abramowitz, the cousin of Paul Abramowitz.

SECURITY OWNERSHIP OF MANAGEMENT

Set forth below is certain information as of June 20, 2008 for (i) the members of and nominees for the Board of Directors, (ii) our executive officers, and (iii) our directors and executive officers as a group. No shares identified below are subject to a pledge.

Name and Address of Beneficial Owner(1)	Age	Amount and Nature of Beneficial Ownership	Percent of Class

Dr. Gerard C. D’Couto, President, Chief Executive Officer, Director (2)	41	2,250,000	1.5%
Michael Solomon, Director(3)	56	1,278,125
Leroy Ohlsen, Director(4)	34	1,557,467	1.1%
Arthur Homa, Vice President of Engineering(5)	54	450,000	*
Robert J. McGovern, Director	56	0	*
Stephen M. Wilson, Chief Financial Officer(6)	52	400,000	*
James H. Smith, Director	64	0	*
Jon M. Garfield, Director	44	0	*
All Directors and Officers as a Group (8 individuals)		5,935,592	4.1%

* Less than one percent.

(1)
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable, convertible or exchangeable within such 60 day period, have been so exercised, converted or exchanged. Unless otherwise indicated, the address of all of the above named persons is c/o Neah Power Systems, Inc., 22118 20th Avenue SE, Suite 142, Bothell, Washington 98201.

(2)	Consists of 2,250,000 shares of Common Stock underlying options which vest over one year beginning on September 17, 2007.

(3)	Includes 883,125 shares owned directly by Mr. Solomon and 395,000 shares of our Common Stock underlying options issued as director’s compensation exercisable at $0.20 per share.

(4)	Consists of 1,042,467 shares of Common Stock received in connection with our acquisition of Neah Power Washington, and includes 515,000 shares of common stock underlying options.

(5)	Consists of 450,000 shares of our Common Stock underlying options.

(6)	Consists of 400,000 shares of our Common Stock underlying options.

Biographical information concerning our CEO and the director nominees is set forth above under the caption “Proposal No. 1 — Election of Directors.” Biographical information concerning our remaining executive officers is set forth below.

Arthur Homa, Ph.D.  Dr. Homa, 54, has been Vice President of Engineering for our Company since July 2003. From 2001 to 2003, Dr. Homa worked as an independent consultant with respect to technology transfers. He has over 20 years of technical management experience in the electrochemical and battery industries. He has held senior posts at Bolder Technologies, an early-stage battery development company, as well as Rayovac Corporation and General Electric Company. He has extensive experience in managing research and development operations and in advancing technology from the laboratory stage to a high-volume, highly automated commercial production capability. Dr. Homa received his Ph.D. in Electrochemistry from Case Western Reserve University in 1981, and earned his B.A. in Chemistry from Franklin & Marshall College in Lancaster, PA in 1976.

Stephen M. Wilson, CPA, CMA. Mr. Wilson, 52, has served as our Chief Financial Officer since July 2008 and Corporate Secretary and Controller since June 2008. From May 2007 until February 2008, he served as Chief Financial Officer of Impart Media Group, Inc., a publicly-held digital signage technology company. From July 2006 until his promotion to Chief Financial Officer of Impart, he served as its Vice President of Finance/Corporate Controller. From 2004 to 2006, he served as Division Controller for Rabanco Companies, a division of Allied Waste. From 2000 to 2004, Mr. Wilson was owner and President of Strategic Finance & Accounting Services, Inc. He is a licensed Certified Public Accountant and is also a Certified Management Accountant and holds dual Bachelor of Arts degrees in Accounting and Business Administration from Western Washington University.

Executive Compensation

The following table sets forth the total compensation received by the Company’s named executive officers during the transition period (nine months) ended September 30, 2007 and the fiscal year ended December 31, 2006 as stated in the Company’s Annual Report on Form 10-KSB, as filed with the SEC on January 14, 2008:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Paul Abramowitz	2007		$206,250	—	—	$75,535	—	—			$281,785
President & CEO	2006		223,767	—	—	$45,722	—	—			269,489

David Dorheim	2007	$		—	—	—	—	—	—	$
Former President & CEO	2006		$125,000	—	—	$31,126	—	—	—		$156,126

Arthur Homa	2007		$155,060	—	—	$26,465	—	—	—		$155,060
VP Engineering	2006		$187,249	—	—	$86,197	—	—			$273,446

Leroy Ohlson	2007		$82,843	—	—	$17,150	—	—	—		$87,488
Chief Technology Officer	2006		$101,352	—	—	$81,408	—	—	—		$182,760

Daniel Rosen	2007		$28,125	—	—	$296,227	—	—	—		$324,352
Executive Chairman	2006		—	—	—	$114,928	—	—	—		$114,928

Gerard C. ("Chris") D'Couto	2007		$8,654	—		$549,739	—	—	—		$558,393
Chief Operating Officer	2006		—	—	—	—	—	—	—		—

On March 27, 2006, Mr. Dorheim resigned as President and COO of Neah Power Washington. As severance, Mr. Dorheim received options to purchase 162,500 shares of our common stock at $0.20 per share and six months salary payable monthly.

Employment Agreements1

Paul Abramowitz: On August 8, 2007, we entered into an Employment Agreement with our Chief Executive Officer, Paul Abramowitz (the “Employment Agreement”). The Employment Agreement details the duties, responsibilities, compensation and term of Mr. Abramowitz’s employment at the Company. Under the terms of the Employment Agreement, Mr. Abramowitz will initially receive a per annum base salary of $275,000, an annual bonus at the reasonable discretion of the Company’s Board of Directors, and other benefits and perquisites. The initial term of the Agreement commenced on August 1, 2007 and continues until December 31, 2008, unless terminated earlier pursuant to the terms of the Employment Agreement. The Agreement will be automatically renewed for an additional two-year term, unless either party gives written notice of its intention to terminate the Employment Agreement at least six months prior to the automatic renewal date.

The Employment Agreement also details Mr. Abramowitz’s salary and benefits to be received if his employment is terminated or he resigns for good reason. In such an event, Mr. Abramowitz’s benefits would include the following: (i) his salary prorated through the date of termination, together with any accrued benefits, (ii) a lump sum cash severance payment equal to one year of additional salary, (iii) all unvested stock options will immediately become vested, and (iv) all fringe benefits shall continue for a period of two years from the date of termination.

Dr. Gerard C. (Chris) D'Couto: Under the terms of the Offer Letter entered into between Dr. Gerard C. (Chris) D’Couto and us, he will initially receive a per annum base salary of $225,000, a bonus equal to 50% of his base salary upon the completion of certain milestones, 2,250,000 stock options (which options will immediately vest in the event of a change in control) and other benefits and perquisites. In the event Dr. D’Couto’s employment is terminated (i) for any reason other than for cause or a winding down of our operations or (ii) due to a change in control where he is not offered a comparable position at a similar compensation, Dr. D'Couto will be entitled to a severance payment equal to six months of his then current base salary.

Dr. Daniel Rosen: On August 17, 2007, Dr. Daniel Rosen was appointed Executive Chairman and we entered into a Services Agreement with him to act as our primary company spokesperson and liaison to the investment community. Dr. Rosen will receive $8,833 per month plus $12,500 per month in deferred compensation. We also agreed to grant Dr. Rosen incentive compensation plan options to purchase up to 1,000,000 shares of common stock at the closing price on August 17, 2007, with 250,000 options vested immediately, and 250,000 options vesting on each three month anniversary thereafter during the term of the agreement. The agreement will continue on an at-will basis until terminated by either party on no less than 30 days written notice. On September 4, 2007, Dr. Rosen was granted options to acquire an additional 225,000 shares for his role in numerous presentations throughout the country to promote our May 2007 public offering.  All of the 225,000 options vested upon grant.

We do not have employment agreements with any of our other executive officers or key employees. However, we require each of our employees to execute confidentiality and non-disclosure agreements with respect to all technical aspects of our business, and to agree to assign to our Company all inventions, research and technical data developed by them during the course of their employment.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information concerning unexercised options; stock that has not vested; and equity incentive plan awards for certain named executive officers outstanding as of September 30, 2007:

1 As required by the proxy rules, this information is provided as stated in the Company’s Annual Report on Form 10-KSB, as filed with the SEC on January 14, 2008. As of the Record Date, however, Paul Abramowitz and Dr. Daniel Rosen no longer serve as officers and directors of the Company. More information regarding their resignation can be found in the Company’s Form 8-Ks filed on January 30, 2008 and February 1, 2008, respectively.

Outstanding Equity Awards at Fiscal Year-End

Option Awards						Stock Awards
Name NEW	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Paul Abramowitz President & CEO	250,000			$0.22	Mar. 14, 2016	—	—	—	—
Paul Abramowitz	45,000			$0.45	May 2017
David Dorheim Former President & CEO	162,500			$0.20	Mar 2016	—	—	—	—
Dan Rosen	60,000			$0.45	May 2007
Dan Rosen	590,000			$0.25	Aug. 2017
Dan Rosen		500,000		$0.25	Aug. 2017
Dan Rosen	225,000			$0.23	Sep. 2017
Dr. Gerard C. (Chris) D'Couto	2,250,000			$0.25	Sep. 2017
Arthur Homa VP Engineering	450,000			$0.20	Mar 2016	—	—	—	—
Arthur Homa	—	60,000		$0.45	May 2017
Leroy Ohlson CTO	425,000			$0.20	Mar 2016	—	—	—	—
Leroy Ohlson	45,000			$0.45	May 2017
Leroy Ohlson	—	40,000		$0.45	May 2017

Compensation of Directors

Our directors are compensated with stock options from time to time under our Long Term Incentive Compensation Plan.

The following table reflects the compensation of directors for the nine months ended September 30, 2007:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity IncentivePlan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul Abramowitz (1)	—	—		$0	—	—	—		$0
Daniel Rosen (1)	—	—	$		—	—	—	$
Michael Solomon	—	—		$4,645	—	—	—		$4,645
Buzz Aldrin	—	—		$498,153	—	—	—		$498,153
Leroy Ohlsen (1)	—	—	$		—	—	—	$

(1) included in Summary Compensation Table above

Stock Option Plan and Stock Options

The Company’s Long Term Incentive Compensation Plan is discussed in detail in Proposal No. 3.

AGGREGATED OPTION/SAR* EXERCISES IN LAST FISCAL YEAR
AND FY END OPTION/SAR VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Exercisable Securities Underlying Unexercised Options at FY-End	Value of Unexercised In-the-money Options At FY-End Exercisable

Paul Abramowitz	-0-	-0-	283,750	$20,000
Dan Rosen	-0-	-0-	1,100,000	68,000
Michael Solomon	-0-	-0-	383,750	28,000
Leroy Ohlsen	-0-	-0-	458,750	34,000
Art Homa	-0-	-0-	450,000	36,000

*We have not granted any Stock Appreciation Rights ("SAR")

Independence of the Board of Directors

The Board of Directors has adopted Nasdaq’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that a majority of the current members of the Board of Directors, namely Michael Solomon, Robert J. McGovern, James H. Smith and Jon M. Garfield, are independent directors within the meaning of such Nasdaq independence standards in terms of independence from management, such members constituting four (4) of the six (6) current members of the Board of Directors. The Board also has determined that a majority of the nominees for the Board of Directors, namely Michael Solomon, Robert J. McGovern, James H. Smith and Jon M. Garfield, are independent directors within the meaning of such Nasdaq independence standards in terms of independence from management during the past year, such members constituting four (4) of the six (6). In making these independence determinations, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

The Board of Directors held eleven meetings during 2007. During 2007, all directors attended more than 75% of the aggregate number of meetings of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances. The Company did not hold an annual meeting of the stockholders during 2007.

Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The Board of Directors has adopted written charters for each of these Committees, which are attached hereto as Annex A, B and C, respectively, and our Code of Business Conduct and Ethics, which is attached hereto as Annex D, applicable to all employees, officers and directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Neah Power Systems, Inc., Attn: Secretary, 22118 20th Avenue SE, Suite 142, Bothell, Washington 98021. During our financial transition period (nine month) ended September 30, 2007 and until May 2008, the functions of the Audit Committee, the Compensation Committee and the Nominating Committee were performed by the Board of Directors. Thus, no committee meetings were held during 2007. The current members of these committees are identified in the following table:

Director	Chairman	Independent Director	Audit Committee	Compensation Committee	Nominating Committee
Dr. Gerard D’Couto
Leroy Ohlsen
Michael Solomon		X	X		Chair
Robert J. McGovern		X	X	Chair
James H. Smith	X	X		X	X
Jon M. Garfield		X	Chair

Audit Committee

We have an audit committee of the Board of Directors, consisting entirely of independent directors. The Audit Committee currently consists of: Jon M. Garfield (Chair), Robert J. McGovern and Michael F. Solomon. Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions. The Audit Committee functions, in part, as an independent and objective party with oversight of the Company’s financial reporting process and internal controls.

The Board of Directors has determined that each of the above referenced members is an independent director within the meaning of the Nasdaq independence standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each member of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC Rules and satisfies the Nasdaq standards of financial literacy and financial or accounting expertise or experience. The Board of Directors has determined that each of Mr. McGovern, Mr. Garfield and Mr. Solomon are financial experts as defined by Item 407(d)(5)(ii) of Regulation S-B.

Compensation Committee

The Compensation Committee currently consists of Robert J. McGovern (Chair) and James H. Smith. The Board of Directors has determined that each of the members of the Compensation Committee is an independent director within the meaning of the Nasdaq independence standards. Each of the members of the Committee satisfy the "non-employee director" standard within the meaning of Section 16b-3 of the Exchange Act and the "outside director" standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

The Compensation Committee’s functions include reviewing and approving the compensation and benefits for our executive officers, administering our equity compensation plans and making recommendations to the Board of Directors regarding these matters. The CEO does not participate in the determination of his own compensation. The Compensation Committee of the Board of Directors provides assistance and guidance to the Board of Directors in fulfilling its oversight responsibilities to the Company's stockholders with respect to the Company's compensation program for officers, directors and other employees.  The Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. In addition, the Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, chief executive officer or senior executive compensation, including sole authority to approve such consultant's reasonable fees and other retention terms, all at the Company's expense. To implement the Committee's purpose and policies, the Committee is charged with certain duties, including but not limited to: (i) review, modify (as needed) and approve the overall compensation strategy and policies for the Company, (ii) determine the compensation and other terms of employment of the Chief Executive Officer and other officers and directors, (iii) review with management the adoption, amendment and termination of the Company's stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs and (iv) review and establish appropriate insurance coverage for the company’s directors and officers. The Compensation Committee will hold at least one regular meeting quarterly and additional regular or special meetings as its members deem necessary or appropriate. Officers of the Company may attend these meetings at the invitation of the Compensation Committee.

Nominating Committee

The Nominating Committee currently consists of Michael F. Solomon (Chair) and James H. Smith. The Nomination Committee is responsible for proposing a slate of directors for election by the stockholders at each annual stockholders meeting and for proposing candidates to fill any vacancies. The Board of Directors has determined that each of James H. Smith and Michael F. Solomon is an independent director within the meaning of the Nasdaq independence standards.

In selecting candidates for the Board of Directors, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure, while contributing to the Board of Directors’ ability to work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee’s criteria for membership on the Board of Directors, whom the Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, will continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Nominating Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates, including members of our Board of Directors and our senior management. The Nominating Committee may also engage a search firm to assist in the identification of qualified candidates. The Nominating Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Committee may solicit the views of management and other members of the Board of Directors and may, if deemed helpful, conduct interviews of proposed candidates.

The Nominating Committee generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Nominating Committee will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of our stockholders. In addition, the Nominating Committee requires that all candidates have no interests that materially conflict with our interests and those of our stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing us and have adequate time to devote to service on the Board of Directors. We also require that a majority of our directors be independent, at least three directors have the financial literacy necessary for service on the Audit Committee under applicable Nasdaq rules and at least one director qualifies as an Audit Committee Financial Expert in accordance with applicable SEC rules.

The Nominating Committee will consider stockholder recommendations for nominees to fill director positions, provided that the Nominating Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for committee appointments or recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by our Nominating Committee Charter, to our Corporate Secretary following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the Nominating Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the Corporate Secretary by the time period set forth in our most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The Corporate Secretary shall then deliver any such communications to the Chairman of the Nominating Committee. The Nominating Committee will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the Nominating Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

In addition to our Board of Directors and Audit Committee, Compensation Committee and Nominating Committee, we have a Technical Advisory Board comprised of Dr. John Drewery, Dr. Steve Meyer, and Wilbert van den Hoek, none of whom is a director or an officer of the Company. The Technical Advisory Board advises us and our Board of Directors on matters relating to our technology. We also have a Strategic Advisory Board comprised of Dr. Reza Abhari, Joseph R. Bronson, Ret. Lt. General Carol Mutter, Ph.D.(Hon), USMC, and Ret. Colonel James Mutter, USMC. This board advises our company relating to matters of strategy and planning.

Stockholder Communications

All stockholder communications must (i) be addressed to our Corporate Secretary at our address, (ii) be in writing either in print or electronic format, (iii) be signed by the stockholder sending the communication, (iv) indicate whether the communication is intended for the entire Board of Directors, the Nominating Committee, or the independent directors, (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under Commission Rule 14a-8 of Regulation 14A under the Exchange Act and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Corporate Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the CEO, the chairman of the Nominating Committee, or to each of the independent directors, as the case may be.

The Corporate Secretary may, in his or her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Corporate Secretary may not copy any member of management in forwarding such communications. In addition, the Secretary may, in his or her sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient, and any such correspondence may be forwarded elsewhere in the Company for review and possible response.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Peterson Sullivan PLLC served as our independent registered public accounting firm for the Company’s financial transition period (nine months) ended September 30, 2007, has been our independent registered public accounting firm for each completed fiscal year beginning with the year ended December 31, 2006, and has been appointed by the Board of Directors to continue as our independent registered public accounting firm for the fiscal year ended September 30, 2008. In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by the Board of Directors or Audit Committee. Representatives of Peterson Sullivan PLLC are expected to be present at the annual meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

Your ratification of the appointment of Peterson Sullivan PLLC as our independent registered public accounting firm for the fiscal year ended September 30, 2008 does not preclude the Board of Directors or Audit Committee from terminating its engagement of Peterson Sullivan PLLC and retaining a new independent registered public accounting firm, if it determines that such an action would be in our best interest. Total fees billed to us by Peterson Sullivan PLLC for the transition period (nine months) ended September 30, 2007 and the fiscal year ended December 31, 2006 were $156,595 and $130,336, respectively, and were comprised of the following:

	2007	2006

Audit Fees (1)	$57,104	$42,446

Audit Related Fees (1)	$98,781	86,690

Tax Fees (2)	$710	$1,200

All other Fees (3)	$—	—

Total Accounting Fees and Services	$156,595	$130,336

(1) Audit Fees. Includes fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-QSB and for services that are normally provided in connection with statutory and regulatory filings or engagements, including late filings for previous years.

(2) Tax Fees. Includes fees for professional services with respect to tax compliance, tax advice, and tax planning.

(3) All Other Fees. Includes fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees or Tax Fees.

Pre-Approval Policies and Procedures

Our Audit Committee has responsibility for the approval of all audit and non-audit services before we engage an accountant. All of the services rendered to us by Peterson Sullivan PLLC for the periods ended September 30, 2007 and December 31, 2006 were pre-approved by the Audit Committee before the engagement of the auditors for such services. Our pre-approval policy, expressly provides for the annual pre-approval of all audits, audit-related and all non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor's engagement letter, such annual pre-approval to be performed by the Audit Committee.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

AMENDMENT TO LONG TERM INCENTIVE COMPENSATION PLAN

Reason for the Amendment to the Plan

The Board reviewed the number of shares currently available for issuance under the Long Term Incentive Compensation Plan, effective March 14, 2006 (the “Incentive Plan”), upon the exercise of options or grant of restricted stock awards in light of the Company’s foreseeable requirements and determined that the number of shares available thereunder was insufficient to satisfy such requirements. The amendment, a copy of which is attached hereto as Annex E, will increase the total number of shares available for issuance under the Incentive Plan from ten million (10,000,000) shares of Common Stock to twenty-five million (25,000,000) shares of Common Stock, an amount equal to approximately 5% of the total number of the Company’s authorized shares of Common Stock as of the Record Date. As of the Record Date, 9,377,200 shares of Common Stock were reserved for issuance under the Incentive Plan upon the exercise of issued and outstanding options and no shares were reserved in connection with restricted stock awards. As a result, the number of shares of Common Stock available for issuance under the Incentive Plan is not sufficient (assuming all options were presently exercisable) to permit the issuance of all shares reserved for issuance pursuant to outstanding awards under the Incentive Plan and no shares of Common Stock were available for the grant of future awards under the Incentive Plan.

Impact of Amendment to Increase Share Authorized for Issuance Pursuant to the Incentive Plan

The Board of Directors plans to annually review the fixed number of shares available under the Incentive Plan, taking into account factors the Board of Directors deems relevant and, if necessary, increase the number of at such time.

Furthermore, the Board of Directors believes that in allowing the maximum shares of the plan to be a fixed percent of authorized shares of Common Stock, which can be reviewed and modified annually as needed, this should provide the Board of Directors the needed flexibility to continue the grant of options, as well as grants of restricted stock awards over the remainder term of the Incentive Plan.

This will be an important factor in:

1.	Attracting and retaining talented personnel who are expected to contribute to the growth and success of the Company.

2.	Providing non-cash compensation to management, directors, and key strategic advisors and consultants.

The Company’s management relies on the grant of stock options as an essential component of the total compensation packages, allowing the company to reduce cash needs while providing employees a long term component of their compensation plan. The Board of Directors determined that the amendment to the Incentive Plan is necessary to ensure that a sufficient number of shares of Common Stock would be available for issuance upon the exercise of outstanding and future awards under the Incentive Plan.

Adoption of the Incentive Plan

The Company adopted the Incentive Plan in March 2006. The purpose of the Incentive Plan is to promote the long-term success of the Company and its subsidiaries and to provide financial incentives to employees, members of the Board of Directors and advisers and consultants of the Company and its subsidiaries to strive for long-term creation of stockholder value. The Incentive Plan provides long-term incentives to employees, members of the Board of Directors and advisers and advisors of the Company and its subsidiaries who are able to contribute towards the creation of or have created stockholder value by providing them stock options and other stock and cash incentives. The Incentive Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code, non-statutory stock options, stock appreciation rights and restricted stock awards. The Incentive Plan has a term of ten (10) years. As of the Record Date, the approximate number of persons eligible to participate in the Incentive Plan was thirty-four (34). The following is a brief summary of the Incentive Plan and is qualified in its entirety by the full text of the Incentive Plan.

Terms of the Incentive Plan

The Incentive Plan is to continue for a term of ten years from the date of its adoption. The maximum number of shares of our stock that may be issued under the current Incentive Plan for awards other than cash awards is 10,000,000 shares. To date, the Board of Directors has awarded stock options for 9,377,200 shares to employees, members of the Board of Directors and advisors and consultants of our company and our subsidiaries, and none of these options has as of yet been exercised. If we change the number of issued shares of common stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the Incentive Plan, the maximum number of shares which may be made subject to an award or all awards in any calendar year, and the number of shares covered by each outstanding award and the price therefore, if any, may be equitably adjusted by the Board of Directors or Compensation Committee, in its sole discretion.

Administration of the Incentive Plan

The Board of Directors, or such committee or employee(s) as the Board of Directors may delegate, administers the Incentive Plan. The Board of Directors has the authority to make awards, construe and interpret the Incentive Plan and any awards granted thereunder, to establish and amend rules for Incentive Plan administration, to change the terms and conditions of options and other awards at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Incentive Plan.

Amendment of the Incentive Plan

The Board of Directors or the Compensation Committee may amend, suspend, terminate or reinstate the Incentive Plan from time to time or terminate the Incentive Plan at any time. No such action shall reduce the amount of any existing award (subject to the reservation of the authority of the Compensation Committee to reduce payments on awards) or change the terms and conditions thereof without the participant’s consent. No amendment of the plan shall be made without stockholder approval to the extent stockholder approval is expressly required under the Incentive Plan.

Effect of the Reverse Stock Split

Upon the effectiveness of the reverse stock split (as discussed in Proposal No. 5), the aggregate number of shares of Common Stock available for issuance under the Incentive Plan will be adjusted to a number of shares initially equal to five percent (5%) of the authorized shares of Common Stock, or one million (1,000,000) shares. Furthermore, any outstanding rights to acquire shares of Common Stock pursuant to any award under the Incentive Plan will entitle the holder to acquire a number of shares of Common Stock equal to the number of shares that the holder was entitled to acquire prior to the reverse stock split divided by the Exchange Number, at the exercise price in effect immediately prior to the reverse stock split multiplied by the Exchange Number.

Federal Income Tax Consequences

The Company has been advised that incentive stock options, nonstatutory stock options and stock appreciation rights granted under the Incentive Plan are subject to the following Federal income tax treatment:

Incentive Stock Options. An employee will recognize no taxable income and no deduction is available to the Company upon either the grant or exercise of an incentive stock option.

In general, if Common Stock acquired upon the exercise of an incentive stock option is subsequently sold, the realized gain or loss, if any, will be measured by the difference between the exercise price of the option and the amount realized on the sale. Any such gain or loss on the sale will generally be treated as long-term capital gain or loss if the holding period requirements have been satisfied. The holding period requirements will be satisfied if the shares are not sold within two (2) years of the date of grant of the option pursuant to which such shares were transferred or within the one-year period beginning on the day of the transfer of such shares pursuant to the exercise of the option.

If Common Stock acquired upon the exercise of an incentive stock option is subsequently sold and the holding period requirements noted above are not satisfied (a "disqualifying disposition"), the employee will recognize ordinary income for the year in which the disqualifying disposition occurs in an amount equal to the excess of the fair market value of such Common Stock on the date the option was exercised (or, if lower, the amount realized on the sale) over the exercise price of the option. Any additional gain recognized on the sale will be a capital gain, and will be long-term or short-term depending upon whether the sale occurs more than one year after the date of exercise. The amount recognized by the employee as ordinary income will be treated as compensation and the Company will receive a corresponding deduction. The Company may be required to withhold additional taxes from the wages of the employee with respect to the amount of ordinary income taxable to the employee.

The excess of the fair market value of the Common Stock acquired by exercise of an incentive stock option (determined on the date of exercise) over the exercise price is in effect an item of tax preference, which must be taken into account for purposes of calculating the "alternative minimum tax" of Section 55 of the Code. If a disqualifying disposition is made of such Common Stock, however, during the same year acquired, there will be no tax preference item for alternative minimum tax purposes.

Nonstatutory Stock Options and Stock Appreciation Rights. Nonstatutory stock options granted under the Incentive Plan do not result in any income to the optionee at the time of grant or any tax deduction to the Company at that time. Except as stated below with respect to officers, upon exercise of a nonstatutory option, the excess of the fair market value of the Common Stock acquired (determined at the time of exercise) over its cost to the optionee (i) is taxable to the optionee as ordinary income and (ii) is deductible by the Company, subject to general rules relating to the reasonableness of compensation; and the optionee's tax basis for the shares is the fair market value at the time of exercise.

Gain or loss recognized upon disposition of shares acquired pursuant to the exercise of a nonstatutory option will generally be reportable as short or long-term gain or loss depending on the length of time the shares were held by the optionee as of the date of disposition.

The exercise of a stock appreciation right by an employee results in taxable compensation to such employee in the amount of the cash received plus an amount equal to the fair market value (determined at the time of exercise) of any shares received.

The Company believes that compensation received by participants on the exercise of nonqualified stock options or the disposition of shares acquired upon the exercise of incentive stock options will be considered performance-based compensation and thus not subject to the $1,000,000 limit of Section 162(m) of the Code.

Restricted Stock Awards. Recipients of restricted Common Stock awards under the Incentive Plan generally will not recognize taxable income upon the grant, unless the recipient makes an election under Section 83(b) of the Code (an “83(b) Election”). If an 83(b) Election is made within thirty (30) days of the date of grant, the recipient will recognize ordinary income, for the year the award is granted, in an amount equal to the difference between the fair market value of the shares received (determined on the date of the grant) over the purchase price. If an 83(b) Election is not made, then the recipient will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The tax basis in the Common Stock acquired is equal to the sum of the price paid and the amount of ordinary income recognized. Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, a capital gain or loss will be recognized equal to the difference between the sale price of the Common Stock and the basis in the Common Stock. The capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

New Incentive Plan Benefits

Since the granting of new awards under the Incentive Plan is discretionary, the Company cannot now determine the number of options or other awards (or the value thereof) to be granted in the future to any particular person or group of persons.

Vote Required and Board of Directors Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 3. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S 2008 EMPLOYEE STOCK PURCHASE PLAN

We seek to retain the services of current employees, to promote employee morale and to encourage employee ownership of the Company’s Common Stock, and to secure and retain the services of new employees. In order to maximize our success, we look to provide incentives to certain employees through the means of various stock ownership plans. As such, we submit for approval the 2008 Employee Stock Purchase Plan (the “Stock Purchase Plan”), a copy of which is attached as Annex F to this proxy statement. The Stock Purchase Plan permits employees to purchase shares at a discount through payroll deductions.

The following summary of the terms of the Stock Purchase Plan is qualified in its entirety by reference thereto. Stockholders are urged to refer to the Stock Purchase Plan document and to read it carefully for a complete statement of the provisions summarized herein.

Stock Subject to the Plan

The stock subject to purchase under the Stock Purchase Plan may be unissued shares of Common Stock or shares of Common Stock that have been bought on the open market at prevailing market prices or otherwise. The amount of shares of Common Stock that may be sold pursuant to the Stock Purchase Plan shall not exceed, in the aggregate, thirty million (30,000,000) shares of Common Stock. If any option to purchase shares of Common Stock granted pursuant to the Stock Purchase Plan shall for any reason terminate without having been exercised, the shares not purchased under such option shall again become available for issuance under the Stock Purchase Plan.

Eligibility

Employees of our company who meet the eligibility requirements under the Stock Purchase Plan may participate in the plan. As of the Record Date there were approximately twenty-one (21) employees eligible to participate in the Stock Purchase Plan. An employee is eligible to participate in the Stock Purchase Plan if the employee is employed by us for more than five months in any calendar year for more than 20 hours per week and has continuously worked for us for a length of time to be set by the Board of Directors, but not to exceed a period of greater than two years, except that no employee may participate (i) if immediately upon participation in the offering the employee owns stock possessing 5% or more of the total combined voting power or value of all classes of our stock, or (ii) if the rights granted to the employee under the Stock Purchase Plan together with rights granted to the employee under all of our other employee stock purchase plans create rights to purchase our stock at a rate which exceeds $25,000 per year of the fair market value of the stock as determined at the time such rights are granted, for each calendar year in which such rights are outstanding at any time.

Offerings Under the Plan

Our Board of Directors may grant or provide for the grant of purchase rights to purchase shares of our Common Stock under the Stock Purchase Plan to eligible employees on such offering date or dates as selected by the board. The terms of each offering shall be set by our Board of Directors, but all employees granted purchase rights under the Stock Purchase Plan shall have the same rights and privileges. The provisions of separate offerings need not be identical, but all offerings shall include the period during which the offering shall be effective, which period shall not exceed 27 months beginning with the offering date, and the provisions set forth in the Stock Purchase Plan with respect to eligibility, purchase rights, purchase price, participation, withdrawal, termination and exercise. An eligible employee may become a participant in the Stock Purchase Plan pursuant to an offering by delivering to us a participation agreement within the time specified in the offering. Each participant shall authorize payroll deductions to be held in an account to purchase shares of our Common Stock on the purchase date.

On each offering date, each eligible employee shall be granted a purchase right to purchase up to the number of shares of Common Stock as designated by our Board of Directors, not to exceed 15% of such employee’s earnings during the period as stated in the offering. Our Board of Directors shall specify a maximum number of shares of Common Stock that may be (i) purchased by any participant during the offering and (ii) purchased in aggregate by all participants during the offering. The purchase price of the shares of Common Stock acquired pursuant to purchase rights granted under the Stock Purchase Plan shall be not less than the lesser of (i) an amount equal to 85% of the fair market value of the shares of Common Stock on the offering date or (ii) an amount equal to 85% of the fair market value of the shares of Common Stock on the applicable purchase date.

Termination of Enrollment

A participant in the offering may terminate his or her payroll deductions under the Stock Purchase Plan and withdraw from the offering by delivering to us a notice of withdrawal at any time except as provided in the offering. Upon withdrawal from the offering, we shall distribute to such participant all of his or her accumulated payroll deductions. Purchase rights granted pursuant to any offering under the Stock Purchase Plan shall terminate immediately upon a participant ceasing to be an employee or other lack of eligibility. We will distribute to such terminated or otherwise ineligible employee all of his or her accumulated payroll deductions. A participant may file a written designation of a beneficiary who is to receive shares of Common Stock and/or cash from the participant’s account under the Stock Purchase Plan in the event of such participant’s death.

Plan Administration

The Stock Purchase Plan is administered by our Board of Directors or such committee or employee(s) as the Board of Directors may delegate. Our Board of Directors, or such committee or employee(s) as the Board of Directors may delegate, is vested with full power to determine all questions that may arise under, construe the terms of, adopt rules of procedure and enforce the provisions of the Stock Purchase Plan; provided, however, if our Board of Directors delegates administration to a committee or employee(s) the Board of Directors may remove such administration duties from the committee or employee(s) at any time.

Amendment and Termination

Our Board of Directors may amend the Stock Purchase Plan from time to time. Except as provided in the Stock Purchase Plan, no amendment shall be effective until we have obtained the approval of our stockholders if Section 423 of the Code or other applicable laws or regulations require such approval. The rights and obligations under any purchase rights granted before amendment of the Stock Purchase Plan shall not be impaired by any amendment of the Plan except (i) with the consent of the person to whom such purchase rights were granted or (ii) as necessary to comply with any laws, governmental regulations or requirements of the Section 423 of the Code.

Our Board of Directors in its discretion may suspend or terminate the Stock Purchase Plan at any time. Unless sooner terminated, the Stock Purchase Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Stock Purchase Plan have been issued. No purchase rights may be granted under the Stock Purchase Plan while the Plan is suspended or after it is terminated. Any benefits, privileges, entitlements and obligations under any purchase rights granted under the Stock Purchase Plan while the Stock Purchase Plan is in effect shall not be impaired by suspension or termination of the Stock Purchase Plan except (i) as expressly provided in the Stock Purchase Plan or with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Stock Purchase Plan and/or purchase rights granted under the Stock Purchase Plan comply with the requirements of Section 423 of the Code.

Effect of the Reverse Stock Split

Upon the effectiveness of the reverse stock split (as discussed in Proposal No. 5), the aggregate number of shares of Common Stock available for issuance under the Stock Purchase Plan will be adjusted to a number of shares initially equal to thirty million (30,000,000) shares of Common Stock divided by the Exchange Number.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases Common Stock under the Stock Purchase Plan. If an employee disposes of Common Stock purchased under the Stock Purchase Plan less than one year after the Common Stock is purchased or within two years of the Grant Date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of purchase and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee holds the shares of Common Stock purchased under the Stock Purchase Plan for at least one year after the Common Stock is purchased and at least two years after the Grant Date before disposing of such shares, then the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Common Stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee dies before disposing of the Common Stock purchased under the Stock Purchase Plan, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

The Company generally will not be entitled to a deduction with respect to the Common Stock purchased by an employee under the Stock Purchase Plan, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the Grant Date.

Accounting Treatment Under Generally Accepted Accounting Principles

The Stock Purchase Plan is classified under FAS 123(R) as a “compensatory” plan because participants have the right to purchase Common Stock at less than 95% of the fair market value on the Grant Date and because the plan allows for a “look-back” to allow participants to purchase stock based upon the fair market value on the Grant Date as opposed to the Purchase Date. Under FAS 123(R), we must record a charge to earnings equal to the fair value of the right to purchase Common Stock under the Stock Purchase Plan determined as of the Grant Date.

New Plan Benefits

Since the granting of new awards under the Plan is discretionary, the Company cannot now determine the number of options or other awards (or the value thereof) to be granted in the future to any particular person or group of persons.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 4. For purposes of the ratification of our 2008 Employee Stock Purchase Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF THE REVERSE STOCK SPLIT OF COMMON STOCK

AND REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve a stock combination, or reverse stock split, pursuant to which every two hundred (200) shares (the “Old Shares”) of the Company’s outstanding Common Stock would be exchanged for one new share (the “New Shares”) of Common Stock and a the number of authorized shares of the Company would decrease such that the total number of authorized capital stock of the Company would be twenty-five million (25,000,000) shares, consisting of twenty million (20,000,000) shares of Common Stock and five million (5,000,000) shares of Preferred Stock. If approved by our stockholders, Proposal No. 5 will become effective upon either (i) the filing of a certificate of amendment to our current Articles of Incorporation, as amended and restated to date, with the Secretary of State of the State of Nevada or (ii) the reincorporation in the State of Delaware pursuant to Proposal No. 7, if approved by our stockholders. We plan to file the certificate of amendment or the reincorporation documents pursuant to Proposal No. 7, if approved, as soon as reasonably practicable after receiving approval of this Proposal No. 5 from our stockholders.

The number of Old Shares for which each New Share is to be exchanged is referred to as the “Exchange Number”. The reverse stock split will be effected simultaneously for all shares of Common Stock and the Exchange Number will be the same for all shares of Common Stock. Upon the effectiveness of the reverse stock split, each option or warrant right for Common Stock would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the reverse stock split divided by the Exchange Number at the exercise price in effect immediately prior to the reverse stock split, multiplied by the Exchange Number.

The Board of Directors will have the authority to determine the exact timing of the Effective Date (as defined below) of the reverse stock split and reduction in authorized stock, without further stockholder approval. Such timing will be determined in the judgment of the Board of Directors.

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by the stockholders, not to proceed with the reverse stock split, if, at any time prior to filing the amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada or the reincorporation documents pursuant to Proposal No. 7, if approved, the Board of Directors, in its sole discretion, determines that the reverse stock split is no longer in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the reverse stock split including, but not limited to,

•	overall trends in the stock market;

•	recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments;

•	the Company’s actual and projected financial performance; and

•	the Company’s anticipated merger with another entity.

The reverse stock split will not change the proportionate equity interests of the Company’s stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the Company’s issuance of additional shares in lieu of fractional shares as described below. The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

Reasons for the Reverse Stock Split

The Board of Directors reviewed the Company’s current business and financial performance and the recent trading range of the Company's Common Stock. The Board of Directors determined that a reverse stock split was desirable in order to achieve the following benefits, each of which is described below in more detail:

•
encourage greater investor interest in the Common Stock by making the stock price more attractive to the many investors, particularly institutional investors, who refrain from investing in stocks that trade below $3.00 per share; and

•	reduce trading fees and commissions incurred by stockholders, since these costs are based to a significant extent on the number of shares traded.

Encourage greater investor interest in the Company's Common Stock

The Board of Directors believes that the reverse stock split will encourage greater interest in the Company’s Common Stock by the investment community. The Board of Directors believes that the current market price of the Common Stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of Common Stock and increase the trading price of the Common Stock. The Board of Directors believes that raising the trading price of the Common Stock will increase the attractiveness of the Common Stock to the investment community and possibly promote greater liquidity for the Company’s existing stockholders.

Reduce trading fees and commissions incurred by Stockholders

Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price was substantially higher. This factor may further limit the willingness of institutions to purchase the Common Stock at its current market price.

Certain Effects of the Reverse Stock Split

The reverse stock split will not affect the par value of the Common Stock. As a result, on the Effective Date (as defined below) of the reverse stock split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced in proportion to the exchange ratio of 200 to 1, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company’s Common Stock will be increased because there will be fewer shares of the Company’s Common Stock outstanding.

Upon the effectiveness of the reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding will increase, as reflected in the following table:

	Prior to Reverse Stock Split	After Reverse Stock Split

Number of shares of Common Stock:
Authorized	500,000,000	20,000,000
Outstanding	145,771,094	728,856
Reserved for Issuance(1)	69,662,453	348,313
Available for future issuance	284,626,453	18,922,831
Number of shares of Preferred Stock:
Authorized	25,000,000	5,000,000
Outstanding	0	0
Reserved for Issuance	0	0
Available for future issuance	25,000,000	5,000,000

(1) Represents 54,500 shares issuable to CAMOFI Master LDC pursuant to a stock pledge agreement in connection with a secured loan in the amount of $500,000 and 250,000 shares issuable pursuant to outstanding warrants to purchase Common Stock.

This will increase significantly the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. Although the increase in the number of authorized but unissued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another entity), the reverse stock split is not being effected in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Company’s Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

Stockholders should also recognize that if the reverse stock split is effected they will own a fewer number of shares than they presently own, equal to the number of shares owned immediately prior to the filing of the amendment divided by the Exchange Number. While the Company expects that the reverse stock split will result in an increase in the market price of the Common Stock, there can be no assurance that the reverse stock split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance and prospects. Also, should the market price of the Common Stock decline, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would pertain in the absence of a reverse stock split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split will increase the number of the Company’s stockholders who own odd lots, that is, less than 100 shares. Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Board of Directors still believes that the reverse stock split is in the best interests of the Company and its stockholders, the Company will file the Certificate of Amendment with the Secretary of State of the State of Nevada or the reincorporation documents pursuant to Proposal No. 7, if approved, at such time as the Board of Directors has determined the appropriate effective time for such split. The reverse stock split will become effective on the date of filing the amendment or reincorporation documents (the “Effective Date”). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Date, stockholders will be notified that the reverse stock split has been effected. The Company’s transfer agent, Controlled Stock Transfer, will act as exchange agent for the reverse stock split for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Exchange Number, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to receive one whole share of Common Stock in lieu of a fractional share.

Dissenters’ Rights

Under Nevada law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Code, generally, property held for investment. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split, including any fraction of a New Share deemed to have been received, will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

Decrease in Authorized Shares of Common Stock and Preferred Stock

The Company’s current authorized capital consists of 525,000,000 shares of capital stock, 500,000,000 of which are shares of Common Stock, and 25,000,000 of which are shares of Preferred Stock. In conjunction with the reverse stock split (as set forth above), the number of authorized shares of Common Stock will be reduced from 500,000,000 shares to 20,000,000 shares and the number of authorized shares of Preferred Stock will be reduced from 25,000,000 shares to 5,000,000. After giving effect to do the reverse stock split and the decrease in authorized shares of Common Stock, we will have approximately 18,800,000 authorized but unissued shares of Common Stock and 5,000,000 authorized but unissued shares of Preferred Stock.

The Company’s Articles of Incorporation currently provide that we are authorized to issue 500,000,000 shares of Common Stock. The Board of Directors believes that the authorized shares of Common Stock should be reduced to 20,000,000 shares in order to reflect the reduction in the outstanding shares of Common Stock due to the reverse stock split. While the reverse stock split will reduce the amount of outstanding Common Stock by approximately ninety-nine and one half percent (99.5%), the proposed decrease will only reduce the amount of authorized Common Stock by ninety six percent (96%). The purpose for the proportionately smaller decrease in the number of authorized shares of Common Stock is to afford the Company the flexibility in making acquisitions through the use of stock, structuring joint ventures and strategic alliances, raising equity capital, reserving additional shares for issuance under employee incentive plans, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses. As of the Record Date there were no shares of Preferred Stock issued and outstanding.

As indicated above, the Board of Directors has the authority to determine the exact timing of the reverse stock split and reserves the right not to proceed with the reverse stock split. We will not proceed to decrease the number of authorized shares of Common Stock until such time as the Board of Directors effects the reverse stock split. If the Board of Directors determines not to proceed with the reverse stock split described above, we will not effect the decrease in our number of authorized shares of Common Stock.

Effect of Other Proposals

If the stockholders approve this Proposal but do not approve Proposal No. 7, the Reincorporation proposal, then the first paragraph of Article III of our Articles of Incorporation will be amended in its entirety to read as follows:

“The total number of shares of stock that the Corporation shall have authority to issue is 25,000,000, consisting of 20,000,000 shares of common stock, par value $.001 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $.001 per share (“Preferred Stock”).”

If the stockholders approve Proposal No. 7 but do not approve this Proposal, then the Company’s certificate of incorporation to be filed in Delaware in connection with the Reincorporation will authorize 500,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock.

If the stockholders approve both this Proposal and Proposal No. 7, then the Company will reincorporate in the State of Delaware the Company’s Certificate of Incorporation, as filed in Delaware, will authorize the issuance of up to 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a majority of the total issued and outstanding shares of Common Stock as of the record date, either in person or by proxy, is required for approval of Proposal No. 5. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6

APPROVAL OF THE CHANGE IN THE NAME OF THE COMPANY TO “SILICON POWER SOLUTIONS, INC.”

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve a change in our corporate name from “Neah Power Systems, Inc.” to “Silicon Power Solutions, Inc.” If approved by our stockholders, Proposal No. 6 will become effective upon either (i) the filing of a certificate of amendment to our current Articles of Incorporation, as amended and restated to date, with the Secretary of State of the State of Nevada or (ii) the reincorporation in the State of Delaware pursuant to Proposal No. 7. We plan to file the certificate of amendment or reincorporation documents pursuant to Proposal No. 7 as soon as reasonably practicable after receiving approval of this Proposal No. 6 from our stockholders.

Purpose and Rationale for the Proposed Amendment

The change in the corporate name is deemed necessary to more accurately reflect the current business activities of the Company in its name. The Board of Directors believes that a change in the corporate name to “Silicon Power Solutions, Inc.” will better communicate to the public the current and future nature of the Company's business operations and enable the Company to better implement its business plan. The proposed name change will not have any material affect on our business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to our transfer agent.

Effect of the Proposed Amendment

If approved by stockholders, the change in corporate name will not affect the validity or transferability of any existing stock certificates that bear the name “Neah Power Systems, Inc.” If the proposed name change is approved, stockholders with certificated shares should continue to hold their existing stock certificates, and will not be required to submit their stock certificates for exchange. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Silicon Power Solutions, Inc.”

Currently our common stock is quoted on the Over-The-Counter Bulletin Board under the symbol “NPWS.” If the proposed name change is approved, it is anticipated that the stock will trade under a new symbol. A new CUSIP number will also be assigned to the Common Stock following the name change.

If the proposal to change the corporate name is not approved, the proposed amendment to our current Articles of Incorporation will not be made and our corporate name and ticker symbol will remain unchanged.

Effect of Other Proposals

If the stockholders approve this Proposal but do not approve Proposal No. 7, the Reincorporation proposal, then Article I of our current Articles of Incorporation will be amended to read in its entirety as follows:

“The name of the Corporation is Silicon Power Solutions, Inc.”

If the stockholders approve Proposal No. 7 but do not approve this Proposal, then the Company’s certificate of incorporation to be filed in the State of Delaware will reflect the name “Neah Power Systems, Inc.”

If the stockholders approve both this Proposal and Proposal No. 7, then the Company’s certificate of incorporation to be filed in the State of Delaware will reflect the name “Silicon Power Solutions, Inc.”

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a majority of the total issued and outstanding shares of Common Stock as of the record date, either in person or by proxy, is required for approval of Proposal No. 6. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7

APPROVAL OF CHANGE OF STATE OF INCORPORATION FROM NEVADA TO DELAWARE

        The Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware (the "Reincorporation"). If our stockholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law (the "DGCL") and the Nevada Revised Statutes (the "NRS"). For the purposes of this Proposal No. 7, we sometimes refer to the Company as “Neah-Nevada” prior to the Reincorporation and “Neah-Delaware” after the Reincorporation.

Summary

        The principal effects of the Reincorporation will be that:

• The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

• The resulting Delaware corporation, (“Neah-Delaware”), will be the same entity as the Company as currently incorporated in Nevada, (“Neah-Nevada”), and will continue with all of the rights, privileges and powers of Neah-Nevada, will possess all of the properties of Neah-Nevada, will continue with all of the debts, liabilities and obligations of Neah-Nevada and will continue with the same officers and directors of Neah-Nevada immediately prior to the Reincorporation, as more fully described below.

• When the Reincorporation becomes effective, each outstanding share of Neah-Nevada common stock will continue to be an outstanding share of common stock of the resulting Delaware corporation, and each outstanding option or right to acquire shares of Neah-Nevada common stock will continue to be an option or right to acquire shares of common stock of the resulting Delaware corporation, Neah-Delaware.

General Information

        The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Annex G. Approval of the Reincorporation will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if a majority of the voting power represented in person or by proxy at the Annual Meeting and entitled to vote on such matter vote in favor of the Reincorporation, the Company would file with the Nevada Secretary of State articles of conversion, a draft copy of which is attached as Annex H, and would also file with the Delaware Secretary of State a certificate of conversion, a draft copy of which is attached as Annex I, and a certificate of incorporation that would govern the Company as a Delaware corporation, which is referred to here as the Delaware certificate of incorporation, a draft copy of which is attached as Annex J. In addition, the Board of Directors of the Company would adopt bylaws for the resulting Delaware corporation, which are referred to here as the Delaware bylaws, a draft copy of which is attached as Annex K. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

        Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, Neah-Delaware will be the same entity as Neah-Nevada immediately prior to the Reincorporation: Neah-Delaware will continue with all of the rights, privileges and powers of Neah-Nevada, it will possess all of the properties of Neah-Nevada, it will continue with all of the debts, liabilities and obligations of Neah-Nevada and it will continue with the same officers and directors of Neah-Nevada immediately prior to the Reincorporation.

        After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company's common stock will continue to be traded, without interruption, on the Over the Counter Bulletin Board (OTCBB) under the same symbol (NPWS), unless the name of the Company is changed as discussed in Proposal No. 6. The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s Common Stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its stockholders.

Reasons for the Reincorporation

        Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

        In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Nevada, do not have a specialized judiciary for matters relating to corporate issues.

        Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Nevada court has considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Company’s Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

        Reincorporation from Nevada to Delaware may also make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

        In addition, in the opinion of the Board of Directors and the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Based on publicly available data, over half of publicly-traded corporations in the United States and 60% of the Fortune 500 companies are incorporated in Delaware.

Changes as a Result of Reincorporation

        If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled "Comparison of the Company Stockholders' Rights Before and After the Reincorporation" below. The Reincorporation is not expected to affect any of the Company's material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of the Company's offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company. However, other proposals set forth in this proxy, which if approved will be effected regardless of whether the Reincorporation occurs, may affect the Company's capitalization and liabilities. For example, if Proposal No. 5 (stock combination/reverse split and change in authorized capital) is approved, the total number of authorized shares of Common Stock would decrease from 500,000,000 to 20,000,000, and if Proposal No. 3 is approved, the shares available for issuance pursuant to the Incentive Plan would increase from 10,000,000 to 25,000,000. However, these respective changes will occur as a result of the approval and implementation of Proposal Nos. 3 and 5 and not as a result of the approval of the Reincorporation proposal.

Mechanism for Reincorporation into Delaware

        The process for reincorporating the Company from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

        The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of Neah-Nevada, and all property owned by Neah-Nevada, all debts due to Neah-Nevada, as well as all other causes of action belonging to Neah-Nevada immediately prior to the conversion, remaining vested in Neah-Delaware following the conversion. Neah-Delaware will remain as the same entity following the conversion. The directors and officers of Neah-Nevada immediately prior to the conversion will be the directors and officers of Neah-Delaware.

        At the effective time of the Reincorporation each then-outstanding share of Neah-Nevada common stock will automatically be converted into one share of common stock of the resulting Delaware corporation. Existing stockholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

        Pursuant to the Reincorporation, Neah-Delaware will assume all of Neah-Nevada's obligations related to convertible equity securities and other rights to purchase Neah-Nevada common stock. Neah-Nevada's outstanding convertible securities consist of options to purchase Neah-Nevada Common Stock granted under the Incentive Plan (as described in Proposal No. 3) and warrants to purchase shares of Neah-Nevada Common Stock. Each outstanding option to purchase shares of Neah-Nevada Common Stock will be converted into an option to purchase a number of shares of Neah-Delaware Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation. In addition, we have granted restricted stock awards under the Incentive Plan. Each restricted stock unit that entitles the holder to shares of Neah-Nevada Common Stock will be converted into a restricted stock unit that entitles the holder to shares of Neah-Delaware Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

        A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and the Delaware bylaws.

Effective Time

        If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Company’s Board of Directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Company’s Board of Directors or the plan of conversion may be terminated and abandoned by action of the Company’s Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Company’s Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

        If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company's existing articles of incorporation and bylaws.

Comparison of Stockholders' Rights Before and After the Reincorporation

        Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result of the differences among the NRS and the DGCL and the differences between Neah-Nevada’s articles of incorporation and bylaws and Neah-Delaware’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Neah-Nevada’s articles of incorporation, Neah-Nevada’s bylaws and Neah-Delaware’s certificate of incorporation and Neah-Delaware’s bylaws.

Provision	Neah-Nevada (Nevada law)	Neah-Delaware (Delaware law)
ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors
Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

Neah-Nevada's articles of incorporation provide that the number of directors may be changed by an amendment to the bylaws. The bylaws provide that the Board of Directors shall consist of not less than one nor more than seven directors. Subject to this limitation, the number of directors shall be set by a resolution of the board of directors.

Neah-Delaware's bylaws will provide that the Board of Directors shall consist of not less than one director. Subject to this limitation, the number of directors shall be set by a resolution of the Board of Directors.

Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office.

	Neah-Nevada does not have a classified Board.	Neah-Delaware will not have a classified Board of Directors following the Reincorporation.

Removal of Directors
Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Neah-Nevada's bylaws provide that any director may be removed, with or without cause, by a vote of at least a majority of the issued and outstanding stock entitled to vote on the matter and may be removed for cause by action of the Board of Directors.
Neah-Delaware’s bylaws will provide that any director may be removed, with or without cause, by a majority vote of the issued and outstanding stock entitled to vote on the matter.

Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	Neah-Nevada's articles and bylaws do not change this statutory rule.	Neah-Delaware’s articles and bylaws will not change this statutory rule.

Interested Party Transactions
Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director's or officer's interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s) or officer(s), the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board, or the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director's or officer's relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director's or officer's relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Special Meetings of Stockholders
Nevada law provides that unless otherwise provided in a corporation's articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Neah-Nevada’s bylaws provide that special meetings of the stockholders may be called by the board of directors or by a committee of the board of directors that has been designated by the board of directors with the power to call a special meeting of the stockholders.

Neah-Delaware’s bylaws will provide that special meetings of the stockholders may be called by the President, the Secretary, board of directors or by a committee of the board of directors that has been designated by the board of directors with the power to call a special meeting of the stockholders.

Failure to Hold an Annual Meeting
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation's voting power.

Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Cumulative Voting
Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.
A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.

Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

Neah-Nevada does not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.
Neah-Delaware’s certificate of incorporation and bylaws will not have a provision granting cumulative voting rights in the election of its directors.

Vacancies
All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provide otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

	Neah-Nevada’s articles and bylaws are consistent with Nevada law.	Neah-Delaware’s bylaws will be consistent with Delaware law.

Stockholder Voting Provisions
Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

	Neah-Nevada’s articles and bylaws do not change these statutory rules.	Neah-Delaware’s articles and bylaws will not change these statutory rules.

Stockholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

	Neah-Nevada’s articles and bylaws do not change this statutory rule.	Neah-Delaware’s articles and bylaws will not change this statutory rule.

Stockholder Vote for Mergers and Other Corporate Reorganizations
In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

	Neah-Nevada’s articles and bylaws do not change these statutory rules.	Neah-Delaware’s articles and bylaws will not change these statutory rules.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification
A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, acted in "good faith" and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes' indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.

Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes' indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.

Neah-Nevada’s bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.

Neah-Delaware’s certificate of incorporation will provide that the Company shall indemnify its directors and executive officers to the fullest extent not prohibited by the DGCL or any other applicable law.

Advancement of Expenses
Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement.

	Neah-Nevada’s articles and bylaws allow for the advancement of expenses.	Neah-Delaware’s certificate of incorporation will provide that the Company will advance expenses to any executive officer or director prior to the final disposition of the proceeding.

Limitation on Personal Liability of Directors
The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

	Neah-Nevada’s articles of incorporation provide for elimination of director liability to the fullest extent permitted by the NRS.	Neah-Delaware’s certificate of incorporation will provide for elimination of director liability to the fullest extent permitted by the DGCL.

DIVIDENDS

Declaration and Payment of Dividends
Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation's total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Neah-Nevada’s bylaws state that, subject to applicable law, dividends may be declared and paid out of any funds available, as often, and in such amounts, as the Board of Directors may determine.
Neah-Delaware’s bylaws will provide that, subject to the provisions of the Delaware certificate of incorporation and applicable law, the Board of Directors may declare dividends at any regular or special meeting.

Before payment of any dividend, the Board of Directors may set aside any funds available for dividends as the Board of Directors, from time to time, thinks proper.

Dissenters' Rights

        Holders of record of shares of the Company’s Common Stock who do not vote in favor of the Reincorporation or consent thereto in writing and who properly demand payment for their shares will be entitled to dissenters' rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS.

        The following discussion is not a complete statement of the law pertaining to dissenters' rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this proxy statement as Annex L. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters' rights under NRS Sections 92A.300 - 92A.500. All references in NRS Sections 92A.300 - 92A.500 and in this summary to a "stockholder" or "holders of shares of the Company’s Common Stock" are to the record holder or holders of the shares of the Company’s Common Stock entitled to vote as to which dissenters' rights are asserted. A person having a beneficial interest in shares of the Company’s Common Stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights, or must assert his own dissenters' right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

        To assert dissenters' rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

• Before the vote on the adoption of the Reincorporation occurs at the Annual Meeting, each stockholder who wishes to assert dissenters' rights must give written notice to the Company before the vote is taken, of the stockholder's intent to demand payment for his or her shares if the Reincorporation takes place and shall not vote or cause or permit to be voted his or her shares in favor of the proposed Reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the Reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

• A dissenting stockholder may NOT vote for approval of the Reincorporation. If a stockholder returns a signed proxy but does not specify in the proxy a vote against adoption of the Reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the Reincorporation, which will have the effect of waiving the rights of that stockholder to have his shares purchased at fair value.

        Abstaining from voting or voting against the adoption of the Reincorporation will NOT constitute a waiver of a stockholder's rights. After the vote is taken at the annual meeting, if the Reincorporation is approved, no later than 10 days after the Reincorporation takes place, a written dissenters' notice and form, accompanied by a copy of NRS Sections 92A.300 - 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the Reincorporation. The dissenters' notice will state the results of the vote on the Reincorporation, where the payment demand must be sent, and where and when share certificates must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder. The notice will include a form for demanding payment that will require the stockholder asserting dissenters' rights to certify whether or not the stockholder acquired beneficial ownership of the shares before July 16, 2008, the date of the first announcement to the stockholders and the media of the terms of the proposed Reincorporation and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after July 16, 2008, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

        A stockholder who receives a dissenters' notice must comply with the terms of the notice. A stockholder asserting dissenters' rights who does so by demanding payment, depositing his certificates in accordance with the terms of the notice and certifying that beneficial ownership was acquired before July 16, 2008 will retain all other rights of a stockholder until these rights are cancelled or modified by the Reincorporation.

        Dissenters' rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters' rights as to fewer than every share registered in his name only if he objects for all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. A beneficial stockholder may assert dissenters' rights as to shares held on his behalf only if he submits to the Company the stockholder of record's written consent before or at the time he asserts dissenters' rights and he does so for all shares that he beneficially owns or over which he has the power to direct the vote.

        Within 30 days after receipt of a payment demand, the Company will pay in cash to each stockholder who complied with the terms of the dissenters' notice the amount the Company estimates to be the fair value of the shares, plus interest, except that the Company may withhold payment from a dissenter as to after-acquired shares until after the Reincorporation is effected, at which point it shall offer its estimate of fair value of such shares, plus interest, to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by the Company’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder's equity and the latest available interim financial statements; a statement of the Company’s estimate of the fair value of the shares; an explanation of how the interest was calculated; a statement of the dissenter's right to demand payment under NRS 92A.480; and a copy of NRS Sections 92A.300 - 92A.500. Within 30 days of payment or offered payment, if a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify the Company in writing of his own estimate of the fair value of the shares and interest due. If this kind of claim is made by a stockholder, and it cannot be settled, the Company is required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

        The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against Neah, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept the Company’s payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

        All written notices of intent to demand payment of fair value should be sent or delivered to, Neah Power Systems, Inc., Attn: Secretary, 22118 20th Avenue SE, Suite 142, Bothell, Washington 98021.

Accounting Treatment of the Reincorporation

        The Reincorporation has no affect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of Neah-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of Neah-Delaware.

Regulatory Approval

        To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the certificate of conversion with the Secretary of State of Delaware.

Material United States Federal Income Tax Consequences of the Reincorporation

        The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of the Company’s Common Stock. This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

        This summary only applies to a holder of the Company’s Common Stock that is a "U.S. person," defined to include:

• a citizen or resident of the United States;
• a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);
• an estate the income of which is subject to United States federal income taxation regardless of its source;
• a trust if either:
• a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or
• the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and
• any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

        A holder of the Company’s Common Stock other than a "U.S. person" as so defined is, for purposes of this discussion, a "non-U.S. person." If a partnership holds the Company’s Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding the Company’s Common Stock, you should consult your tax advisor.

        This summary assumes that holders of the Company’s Common Stock hold their shares of the Company’s Common Stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders:

• who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;
• who are subject to the alternative minimum tax provisions of the Code;
• who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;
• who hold their shares as qualified small business stock within the meaning of Section 1202 of the Code; or
• who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

        In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation.

        Accordingly, holders of the Company’s Common Stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

        The Company believes that the Reincorporation of the Company from Nevada to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions described in this proxy statement: (i) holders of the Company’s Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Delaware corporation's common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Company’s Common Stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation's common stock received in the Reincorporation will include the holding period of the shares of the Company’s Common Stock converted therefor.

        THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION'S POTENTIAL TAX EFFECTS. HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a majority of the total issued and outstanding shares of Common Stock as of the record date, either in person or by proxy, is required for approval of Proposal No. 7. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 7.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the transition period (nine months) ended September 30, 2007 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements and the audit of our internal controls over financial reporting.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2007 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the transition period (nine months) ended September 30, 2007.

Each of the members of the Audit Committee is independent as defined under the standards of the SEC and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the SEC.

Respectfully submitted by the Audit Committee,
Michael Solomon Robert J. McGovern Jon M. Garfield

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

SUBMISSION OF STOCKHOLDER PROPOSALS

We intend to hold our 2009 annual meeting of stockholders in March 2009. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2009 annual meeting of our stockholders, a stockholder proposal must be received by the Corporate Secretary, Neah Power Systems, Inc., 22118 20th Avenue SE, Suite 142, Bothell, Washington 98021, no later than October 6, 2008, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-KSB for the transition period (nine months) ended September 30, 2007, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-KSB should be directed to Neah Power Systems, Inc., Attn: Secretary, 22118 20th Avenue SE, Suite 142, Bothell, Washington 98021.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By order of the Board of Directors,

/s/ Stephen M. Wilson

Secretary

July __, 2008
Bothell, Washington

REVOCABLE PROXY
Neah Power Systems, Inc.

☒  PLEASE MARK VOTES

AS IN THIS EXAMPLE

The undersigned hereby appoint(s) Dr. Gerald D’Couto and Stephen Wilson, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Neah Power Systems, Inc., to be held at the Springhill Suites by Marriott – Bothell, 3850 Monte Villa Pkwy, Bothell, WA 98021, on Friday, August 15, 2008 at 9:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

The Board of Directors recommends a vote "FOR" the proposals set forth below.

		With-	For All
	For	hold	Except
PROPOSAL 1:

The Election of Directors:	☐	☐	☐

Dr. Gerard D’Couto, Leroy Ohlsen, Michael Solomon, Robert McGovern, James Smith and Jon Garfield

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	For	Against	Abstain
PROPOSAL 2: Ratification of the appointment of Peterson Sullivan PLLC as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2008.	☐	☐	☐

	For	Against	Abstain
PROPOSAL 3: Approval of a proposal to amend our existing Long Term Inventive Compensation Plan.	☐	☐	☐

	For	Against	Abstain
PROPOSAL 4: Approval of the Company’s 2008 Employee Stock Purchase Plan.	☐	☐	☐

For	Against	Abstain
PROPOSAL 5: Approval of the amendment of the Articles of Incorporation to (i) effect a stock combination, or reverse stock split, pursuant to which every 200 shares of the Company’s Common Stock would be exchanged for 1 new share of Common Stock and (ii) reduce the authorized capital stock of the Company.
☐	☐	☐

	For	Against	Abstain
PROPOSAL 6: Approval of an amendment to the Articles of Incorporation to effect a change of the Company’s name change to “Silicon Power Solutions, Inc.”	☐	☐	☐

	For	Against	Abstain
PROPOSAL 7: Approval of the proposal to change the Company’s state of incorporation to Delaware.	☐	☐	☐

Please be sure to sign and date this Proxy in the space below.

Signature:	Date:

Print Name:

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

Neah Power Systems, Inc.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

ANNEX INDEX

Annex A	–	Audit Committee Charter

Annex B	–	Compensation Committee Charter

Annex C	–	Nominating Committee Charter

Annex D	–	Code of Business Conduct and Ethics

Annex E	–	Amendment to Long Term Incentive Compensation Plan

Annex F	–	2008 Employee Stock Purchase Plan

Annex G	–	Plan of Conversion

Annex H	–	Nevada Articles of Conversion

Annex I	–	Delaware Certificate of Conversion

Annex J	–	Neah-Delaware Certificate of Incorporation

Annex K	–	Neah-Delaware Bylaws

Annex L	–	Dissenters’ Rights

ANNEX A

NEAH POWER SYSTEMS, INC.

AUDIT COMMITTEE CHARTER

Purpose of the Committee

The Audit Committee (the “Committee”) of the Board of Directors of Neah Power Systems, Inc. (the “Company”) is appointed and given authority by the Board of Directors to:

1. Assist the Board of Directors in monitoring:

(a) The integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company,

(b) The performance of the Company’s internal audit function, and

(c) The compliance by the Company with legal and regulatory requirements.

2. Be responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm (the “Auditors”).

3. Resolve disagreements between management and the Auditors.

Committee Membership

The Committee shall consist of no fewer than three members, as determined annually by the Board of Directors. The members of the Committee shall meet the independence and other requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the Securities and Exchange Commission (the “SEC”), the National Association of Securities Dealers (“NASD”), and any stock exchange, quotation system or market on which the Company’s securities are listed (the “Exchange”). Committee members shall not serve simultaneously on the audit committees of more than two other public companies without the approval of the full Board of Directors.

The members of the Committee shall be appointed annually by the Board of Directors. Committee members may be replaced by the Board of Directors at any time for good cause as determined by the Board of Directors. The Board of Directors shall designate the Chairperson of the Committee, who will chair all regular sessions of the Committee and set the agendas for Committee meetings. The Board of Directors shall determine whether at least one member of the Committee qualifies as a “financial expert” within the meaning of the Exchange Act, and cause such determination to be disclosed in the Company’s filings as required by applicable SEC rules.

Responsibility and Authority of the Committee

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside auditors, attorneys and advisors, to the fullest extent permitted by applicable law.

Pursuant to resolutions by the Board of Directors, the Committee shall have and may exercise all the powers and authority of the Board of Directors in all matters required, necessary or reasonable in the performance of the Committee purpose, responsibility and functions described in this Charter.

The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

The Committee shall oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company, oversee the work of the Company’s management, internal auditors and the Auditors in these areas, oversee management’s development of, and adherence to, a sound system of internal accounting and financial controls, review whether the internal auditors and the Auditors objectively assess the Company’s financial reporting, accounting practices and internal controls, and provide an open avenue of communication among the Auditors, the internal auditors and the Board of Directors.

Under the oversight of the Committee and the Board of Directors, it is the responsibility of:

1. Management of the Company and the Auditors, to plan and conduct financial audits and to determine that the Company’s financial statements and disclosures are complete and accurate in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations and fairly present, in all material respects, the financial condition of the Company.

2. Management of the Company, to assure compliance by the Company with applicable legal and regulatory requirements.

3. The internal auditors of the Company, to review the Company’s internal transactions and accounting which do not require involvement in the detailed presentation of the Company’s financial statements.

Responsibility Regarding Auditors

The Committee shall be directly responsible for the appointment (subject, if applicable, to stockholder ratification), compensation and oversight of the work of the Auditors, including without limitation retention, terms of engagement, evaluation and termination of the Auditors. The Committee shall also be responsible for the resolution of any disagreements between management and the Auditors, including without limitation disputes regarding accounting, internal control and auditing matters. The Auditors shall report directly to the Committee.

The Committee shall evaluate the qualifications, performance and independence of the Auditors, including considering whether the Auditors’ quality controls are adequate and the provision of non-audit services is compatible with maintaining the Auditors’ independence, and taking into account the opinions of management and any internal auditors. The Committee shall present its conclusions to the Board of Directors.

The Committee shall oversee the rotation of the Auditor’s lead or coordinating audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners, in accordance with the rules of the SEC.

Committee Meetings and Reports

The Committee shall meet at least quarterly with management, any internal auditors and the Auditors in separate executive sessions to discuss matters for which the Committee has responsibility. The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval. The Committee shall annually review its own performance.

The Committee shall periodically communicate with management and the internal auditors, in order to (i) oversee the Company’s internal audit function, (ii) obtain and review information concerning internal audits, adopted accounting principles and internal controls, and the impact of each on the quality and reliability of the Company’s financial statements, and (iii) obtain and review the significant reports to management prepared by the internal auditing department and management’s responses.

The Committee shall review and discuss quarterly with the Auditors:

1. Critical accounting policies and practices to be used by the Company and the Auditors.

2. Alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments.

3. The internal controls adhered to by the Company, management, and the Company’s financial, accounting and internal auditing personnel, and the impact of each on the quality and reliability of the Company’s financial reporting.

4. The adoption of, or changes to, the Company’s significant internal auditing and accounting principles and practices as suggested by the Auditors, internal auditors or management.

5. Other material written communications between the Auditors and management.

The Committee shall obtain and review a report from the Auditors at least annually regarding:

1. The Auditors’ internal quality-control procedures.

2. All relationships between the Auditors and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time.

The Committee shall meet at least quarterly, or more frequently as it determines necessary or appropriate. The Chairperson shall preside at each meeting; in the absence of the Chairperson, one of the other members of the Committee shall be designated as the acting chair of the meeting. The Chairperson may direct appropriate members of management and staff to prepare draft agendas and related background information for each Committee meeting. The draft agenda shall be reviewed and approved by the Chairperson in advance of distribution to the other Committee members. Any background materials, together with the agenda, should be distributed to the Committee members sufficiently in advance of the meeting. All meetings of the Committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, prepared by any person in attendance designated by the Chairperson, in the form approved by the Committee, shall be copied to the full Board of Directors and duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting, accompanied by any recommendations to the Board of Directors approved by the Committee.

The Committee may form and delegate authority to subcommittees consisting of one or more members when it deems appropriate.

The Committee may request any officer or employee of the Company or the Company’s outside counsel or Auditors to attend, or not attend, any meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Independent Counsel and Advisors

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting and other advisers. In addition to individual compensation to members for serving on the Committee as reasonably determined by the Board of Directors, the Company shall provide appropriate funding, as determined by the Committee, for payment of (i) compensation to the Auditors for the purpose of rendering or issuing an audit report, (ii) compensation to any advisers employed by the Committee, (iii) obtaining any insurance coverage deemed reasonable or necessary by the Committee, and (iv) funding ordinary administrative expenses of the Committee that it deems reasonable or necessary in carrying out its duties, subject only to any limitations imposed by applicable laws, rules and regulations.

Pre-Approval of Permitted Services

The Committee shall pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Auditors to the extent required by and in a manner consistent with applicable law, in accordance with the Committee Pre-Approval Policy attached hereto as Exhibit A.

Process for Handling Complaints

The Committee shall advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and its Code of Ethics.

As part of the Board of Directors’ procedure for receiving and handling complaints or concerns about the Company’s conduct, the Committee has established procedures for confidential, anonymous submission of complaints regarding accounting or auditing matters, as set forth in the Employee Complaint Procedures for Accounting and Auditing Matters attached hereto as Exhibit B.

Financial Statement and Disclosure Matters

In performing its functions, the Committee shall undertake those tasks and responsibilities that, in its judgment, would contribute most effectively to and implement the purposes of the Committee. In addition to the general tasks and responsibilities noted above, the specific functions of the Committee may include the following:

1. Review and discuss with management, and to the extent the Committee deems necessary or appropriate, the internal auditors, outside counsel or the Auditors, the Company’s disclosure controls and procedures that are designed to ensure that the reports the Company files with the SEC comply with the SEC’s rules and forms.

2. Review and discuss with management, the internal auditors and the Auditors the annual audited financial statements, including disclosures made in management’s discussion and analysis and the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 relating to the conduct of the audit, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-KSB.

3. Review and discuss with management, the internal auditors and the Auditors the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis and the matters required to be discussed by SAS No. 61, prior to the filing of its Form 10-QSB, including the results of the Auditors’ reviews of the quarterly financial statements.

4. Review and discuss with management, the internal auditors, internal or outside counsel and the Auditors (a) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, (b) the development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company’s financial statements, and (c) the adequacy and effectiveness of the Company’s internal accounting and financial controls, and management’s compliance with the Company’s processes, procedures and internal controls. Notwithstanding the foregoing, the Auditors, not the Committee, have the responsibility for auditing the financial statements and reporting on management’s assessment of the effectiveness of the Company’s internal controls over financial reporting.

5. Receive and review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form 10-KSB and Form 10-QSB about (a) any significant deficiencies in the design or operation of internal controls or material weakness therein, (b) any fraud involving management or other associates who have a significant role in the Company’s internal controls and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Company Annual Report

The Committee shall prepare annually a report for inclusion in the Company’s proxy statement relating to its annual stockholders meeting. In that report, the Committee will state whether it has: (a) reviewed and discussed the audited financial statements with management; (b) discussed with the Auditors the matters required to be discussed by SAS No. 61, as that statement may be modified or supplemented from time to time; (c) received from the Auditors the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the Auditors, the Auditors’ independence; and (d) based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

Limitation of Committee’s Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the Auditors have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the Auditor’s work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principals and applicable rules and regulations. The Auditors are responsible for performing an audit in accordance with the Public Company Accounting Oversight Board’s rules and standards. Management, not the Committee, is responsible for ensuring that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principals and the applicable rules and regulations of the Securities and Exchange Commission. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures. Similarly, it is not the responsibility of the Committee to make the final determinations with respect to disagreements, if any, between management and the Auditors or to ensure that the Company complies with all laws and regulations or other policies.

Indemnification of Committee Members

The Company shall, to the maximum extent and in the manner permitted by the Nevada General Corporation Law, indemnify each member of the Committee against expenses judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was a member of the Committee or the Board of Directors.

Exhibit A

NEAH POWER SYSTEMS, INC.

Audit Committee Pre-Approval Policy

1. Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

2. Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

3. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the Audit services listed in Appendix A. All other Audit services not listed in Appendix A must be separately pre-approved by the Audit Committee.

4. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved the Audit-related services listed in Appendix B. All other Audit-related services not listed in Appendix B must be separately pre-approved by the Audit Committee.

5. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be separately pre-approved by the Audit Committee.

6. All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has pre-approved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

8. Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor will provide the detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year 200__

Dated: __________

Service	Range of Fees

Statutory audits or financial audits for subsidiaries or affiliates of the Company

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 200__

Dated: __________

Service	Range of Fees

Due diligence services pertaining to potential business acquisitions/dispositions

Financial statement audits of employee benefit plans

Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters

Internal control reviews and assistance with internal control reporting requirements

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

Attest services not required by statute or regulation

Appendix C

Pre-Approved Tax Services for Fiscal Year 200__

Dated: __________

Service	Range of Fees

U.S. federal, state and local tax planning and advice

U.S. federal, state and local tax compliance

International tax planning and advice

International tax compliance

Review of federal, state, local and international income, franchise, and other tax returns

Licensing [or purchase] of income tax preparation software from the independent auditor, provided the functionality is limited to preparation of tax returns.

Appendix D

Pre-Approved All Other Services for Fiscal Year 200__

Dated: __________

Service	Range of Fees

Exhibit 1

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client[1]

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

(1) Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

Exhibit B

NEAH POWER SYSTEMS, INC.

Employee Complaint Procedures For
Accounting And Auditing Matters

Any employee of Neah Power Systems, Inc. (the “Company”) or its subsidiaries may submit a good faith complaint regarding accounting or auditing matters to the management of the Company on a confidential anonymous basis without fear of dismissal or retaliation of any kind. The Company is committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices. The Company’s Audit Committee will oversee treatment of employee concerns in this area.

In order to facilitate the reporting of employee complaints, the Company’s Audit Committee has established the following procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters (“Accounting Matters”) and (2) the confidential, anonymous submission by employees of complaints or concerns regarding questionable accounting or auditing matters.

Employee Complaints

1.	Employees with concerns regarding Accounting Matters may report their concerns or complaints to the Company through regular mail marked CONFIDENTIAL and addressed as follows:

Gerard C. D’Couto, Ph.D.
President & CEO
Neah Power Systems, Inc.
22118 20th Ave SE, Suite 142
Bothell, Washington 98021
Phone: (425) 424-3324
Fax: (425) 483-8454
E-mail: cdcouto@neahpower.com

and/or

2.
Employees may forward complaints or concerns regarding Accounting Matters on a confidential, anonymous basis directly to the Audit Committee through regular mail marked CONFIDENTIAL and addressed as follows:

Audit Committee of Neah Power Systems, Inc.
c/o Jon Garfield
1801 Avenue of the Stars, Suite 435
Los Angeles, CA 90067
Phone: (310) 479-4570 x201
Email: jong@swbell.net

Matters Covered by These Procedures

These procedures relate to employee complaints relating to any questionable accounting or auditing matters, including, without limitation, the following:

•	Fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

•	Fraud or deliberate error in the recording and maintaining of financial records of the Company;

•	Deficiencies in or noncompliance with the Company’s internal accounting controls;

•	Misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

•	Deviation from full and fair reporting of the Company’s financial condition.

Treatment of Complaints

Upon receipt of a complaint, the Audit Committee will direct the Company’s general counsel or outside attorneys to (i) determine whether the complaint actually pertains to Accounting Matters, and (ii) when possible, acknowledge receipt of the complaint to the sender.

Complaints relating to Accounting Matters will be reviewed under Audit Committee direction and oversight, by the Company’s general counsel, outside attorneys, internal accounting personnel or such other persons as the Audit Committee determines to be appropriate:

•	An adequate and appropriate review will be conducted;

•	Prompt and appropriate corrective action will be taken when and as warranted in the judgment of the Audit Committee; and

•	Confidentiality will be maintained to the fullest extent possible.

The Audit Committee may take whatever appropriate action, if any, that it determines to be appropriate in each case with regard to complaints relating to Accounting Matters.

Non-Retaliation

The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in the terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of complaints regarding Accounting Matters or otherwise as specified in Section 806 of the Sarbanes-Oxley Act of 2002.

Reporting and Retention of Records

At the direction of the Audit Committee, the Company’s Corporate Secretary or outside attorneys will maintain a log of all complaints, tracking their receipt, investigation and resolution. Copies of the log and all complaints relating to Accounting Matters will be maintained until at least the close of the following fiscal year, in accordance with the Company’s standard document retention policy.

ANNEX B

NEAH POWER SYSTEMS, INC.

CHARTER OF THE COMPENSATION COMMITTEE

PURPOSE AND POLICY

The purpose of the Compensation Committee of the Board of Directors of Neah Power Systems., a Washington corporation (the "Company"), shall be to provide assistance and guidance to the Board of Directors in fulfilling its oversight responsibilities to the Company's shareholders with respect to the Company's compensation program for officers, directors and other employees, as well as to review and discuss with management the Company's disclosures contained under the caption "Compensation Discussion and Analysis" ("CD&A") for use in any of the Company's annual reports on Form 10-K, registration statements, proxy statements or information statements and to prepare and review the Committee report on executive compensation included in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") in effect from time to time. The term "compensation" shall include salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits, insurances and other related benefits and benefit plans. The policy of the Compensation Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Compensation Committee and the Company's management.

COMPOSITION AND ORGANIZATION
The Compensation Committee shall consist of at least 2 members. All members of the Committee shall satisfy the independence requirements of the Nasdaq National Market ("Nasdaq") applicable to compensation committee members, as in effect from time to time, when and as required by Nasdaq, including any exceptions permitted by these requirements. At least two of the members of the Committee shall satisfy the "non-employee director" standard within the meaning of Section 16b-3 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act") and the "outside director" standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee's chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The operation of the Compensation Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 23B.08.250 of the Revised Code of Washington.

AUTHORITY
The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder, including human resources personnel preparing the CD&A for the Company's reports to be filed with the SEC. The Committee shall have the authority to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. In addition, the Committee shall have sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, chief executive officer or senior executive compensation, including sole authority to approve such consultant's reasonable fees and other retention terms, all at the Company's expense. Other reasonable expenditures for external resources that the Committee deems necessary or appropriate in the performance of its duties are permitted. Expenditures for external resources (other than for a compensation consultant retained by the Committee) that are expected to be material and outside the ordinary course of the Committee's practices shall be recommended by the Committee for the approval of the Board. The Committee may form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Board to grant stock awards under the Company's equity incentive plans to persons who are not (a) "Covered Employees" under Section 162(m) of the Code; (b) individuals with respect to whom the Company wishes to comply with Section 162(m) of the Code or (c) then subject to Section 16 of the Exchange Act. The approval of this Compensation Committee Charter shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein.

RESPONSIBILITIES
To implement the Committee's purpose and policies, the Committee shall be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by applicable law, the Washington Business Corporation Act or the requirements of Nasdaq, deviate from these activities as appropriate under the circumstances:

1.	Overall Compensation Strategy.
The Committee shall review, modify (as needed) and approve the overall compensation strategy and policies for the Company, including:
o	reviewing and approving corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management, as appropriate;
o	evaluating and recommending to the Board the compensation plans and programs proposed by management, as well as material modification or termination of existing plans and programs;
o	establishing policies with respect to equity compensation arrangements; and
o
reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements (including, without limitation, perquisites and any other form of compensation or financial benefit) for the Company's executive officers and other senior management, as appropriate.

2.
Compensation of Chief Executive Officer. The Committee, meeting in executive session, shall determine, in its sole discretion, the compensation and other terms of employment of the Company's Chief Executive Officer and shall evaluate the Chief Executive Officer's performance in light of relevant corporate performance goals and objectives. The Chief Executive Officer may not be present during these deliberations or during any vote taken in regards to his or her compensation.

In determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to the Company's Chief Executive Officer in past years, and such other criteria as the Committee deems advisable.

Compensation of Other Officers. The Committee shall review and approve the individual and corporate performance goals and objectives of the Company's other officers, including executive officers, that are periodically established.

3.
Compensation of Directors. The Committee shall recommend to the Board the type and amount of compensation to be paid or awarded to Board members, including consulting, retainer, Board meeting, committee and committee chair fees and stock option grants or awards.

Additional Compensation Paid to Directors - The committee shall review and approve recommendations of the CEO to make additional payments to a member of the Board as a result of a specific service, including the reimbursement of expenses to Board members. A Committee member may not be present during these deliberations or during any vote taken in regards to his or her compensation. In such event, the Chairman shall assign another member of the board (that meets the qualifications of independence) to be present at of the discussion and vote on resolution. In such cases General Counsel shall be advised to assure disclosures are properly revealed.

4.	Other Compensation. The Committee shall review and approve such other compensation matters as the Board of Directors or the Chief Executive Officer of the Company wishes to have the Committee approve.

5.
Administration of Benefit Plans. The Committee shall review with management the adoption, amendment and termination of the Company's stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The Committee shall have full power and authority to recommend changes to the Board for existing plans as well as approve grants and awards, and exercise such other power and authority as may be permitted or required under such plans.

6.
Reimbursements to CEO, NEO and Directors. The Committee shall periodically review the policies on business expense reimbursements or related payments to the CEO, NEO and Directors of the company for purposes of assuring adherence of Corporate policy and SOX/SEC requirements. The findings shall be included in reports to the Board.

7.	Insurance Coverage. The Committee shall review and establish appropriate insurance coverage for the Company's directors and officers.

8.
External Compensation Consultants/Experts. The Committee shall have the exclusive right to hire external compensation consultants/experts for the purpose of evaluating, composing or benchmarking company compensation policy.

9.
Compensation Discussion and Analysis. The Committee shall review and discuss with management the Company's disclosures contained under the caption "Compensation Discussion and Analysis" for use in any of the Company's annual reports on Form 10-K, registration statements, proxy statements or information statements and make recommendations to the Board that the CD&A be approved for inclusion in the Company's annual reports on Form 10-K, registration statements, proxy statements or information statements.

10.
Committee Report. The Committee shall prepare and review the Committee report on executive compensation to be included in the Company's annual proxy statement in accordance with applicable SEC rules and regulations.

11.
Committee Self-Assessment. The Committee shall review, discuss and assess its own performance annually. The Committee shall also periodically review and assess the adequacy of this charter, including the Committee's role and responsibilities as outlined in this Charter, and shall recommend any proposed changes to the Board for its consideration.

12.	Other Powers. The Committee is to perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

13.	Report to the Board The Committee is to report to Board of Directors of Directors from time to time, or whenever it shall be called upon to do so.

MEETINGS
The Compensation Committee will hold at least one regular meeting quarterly and additional regular or special meetings as its members deem necessary or appropriate. Officers of the Company may attend these meetings at the invitation of the Compensation Committee.

MINUTES AND REPORTS
Minutes of each meeting of the Compensation Committee shall be kept and distributed to each member of the Compensation Committee, members of the Board of Directors who are not members of the Compensation Committee and the Secretary of the Company. The Chairperson of the Compensation Committee shall report to the Board of Directors from time to time, or whenever so requested by the Board of Directors.

ANNEX C

NEAH POWER SYSTEMS, INC.

NOMINATING COMMITTEE CHARTER

Purpose of the Committee

The purpose of the Nominating Committee (the “Committee”) of Neah Power Systems, Inc. (the “Company”) shall be as follows:

1.
To select, or recommend for the Board of Directors’ selection, the individuals to stand for election as directors at the annual meeting of stockholders or, if applicable, a special meeting of stockholders.

2.
To oversee the selection and composition of the committees of the Board of Directors ensuring that each committee has the benefit of qualified and experienced "independent directors" and, as applicable, oversee the management continuity planning processes.

The Board of Directors shall determine whether the Committee shall make determinations as a Committee or shall make recommendations to the Board of Directors.

Composition of the Committee

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), the National Association of Securities Dealers (“NASD”), and any stock exchange, quotation system or market on which the Company’s securities are listed (the “Exchange”).

Appointment and Removal of Committee Members

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman of the Committee

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Committee Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. The Chairman of the Committee shall ensure that the agenda for the meeting is circulated to each Committee member in advance of the meeting. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

Should the Board of Directors request that the Committee make a determination on an issue, a majority of the Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is attained, shall be the act of the Committee and if the Committee only consists of two (2) members, then this shall constitute a quorum and the unanimous vote of the two (2) members, shall constitute the act of the Committee.

Duties and Responsibilities of the Committee

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside auditors, attorneys and advisors, to the fullest extent permitted by applicable law. Pursuant to resolutions of the Board of Directors, the Committee shall have and may exercise all the powers and authority of the Board of Directors in all matters required, necessary or reasonable in the performance of the Committee purpose, responsibility and functions described in this Charter.

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties as are reasonably delegated to it, pursuant to applicable law, by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking approval of the Board of Directors, to retain outside counsel or other advisors, experts and staff for this purpose, including the authority to approve the fees payable to such counsel or advisors, experts and staff and any other terms of retention, at the sole cost and expense of the Company and without any further approval or authorization. In addition to individual compensation to members for serving on the Committee as reasonably determined by the Board of Directors, the Company shall provide appropriate funding, as determined by the Committee, for payment of (i) compensation to any counsel, experts or other advisers employed by the Committee, (ii) obtaining any insurance coverage deemed reasonable or necessary by the Committee, and (iii) funding ordinary administrative expenses of the Committee that it deems reasonable or necessary in carrying out its duties, subject only to any limitations imposed by applicable laws, rules and regulations.

Board Selection, Composition, and Evaluation

In selecting individuals for nomination to the Board of Directors, the Committee shall:

1.	Establish criteria for the selection of new directors to serve on the Board of Directors, including, but not limited to the following:

a.	Each director should be an individual of the highest character and integrity;

b.	Each director should be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of a director's responsibilities;

c.	Each director should be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director; and

d.	Each director should have the capacity and desire to represent the best interests of the stockholders as a whole and not primarily a special interest group or constituency.

2.
Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.

3.
Review and make recommendations to the full Board of Directors, or determine, whether members of the Board of Directors should stand for re-election. Consider matters relating to the retirement of Board members, including term limits or age caps.

4.
In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, recommend to the Board of Directors the class of directors in which the director-nominee should serve.

5.
Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

6.	Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

7.	Develop a policy and if applicable, procedures, with regard to consideration of director candidates recommended by shareholders.

8.
Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board of Directors has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

Reports

1.
Report regularly to the Board of Directors following meetings of the Committee, (a) with respect to matters that are relevant to the Committee’s discharge of its responsibilities, and (b) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

2.	Maintain minutes or other records of meetings and activities of the Committee.

The Committee may perform any other activities consistent with this Charter, the Company's Bylaws and the governing law of the state in which the Company is incorporated as the Committee or the Board of Directors deems appropriate.

Indemnification of Committee Members

The Company shall, to the maximum extent and in the manner permitted by the Nevada General Corporation Law, indemnify each member of the Committee against expenses judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was a member of the Committee or the Board of Directors.

ANNEX D

NEAH POWER SYSTEMS, INC.

CODE OF ETHICS

Neah Power Systems, Inc. (the “Company”) has created this Code of Ethics to govern the conduct of all of the Company’s directors, officers and employees, including its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, and persons performing similar functions (the “Senior Financial Officers”) in the performance of their duties and responsibilities to the Company.

The Audit Committee of Board of Directors (the “Board”) of the Company will review this Code periodically and recommend any changes to the Board.

I. Purpose

The purpose of this Code is to codify the standards that the Company believes are reasonably designed to deter wrong-doing and to promote adherence to the following principles:

*	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships

*	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission (“SEC”)

*	Compliance with applicable governmental laws, rules, regulations and agreements

*	The prompt internal reporting of violations of this Code, and

*	Accountability for adherence to this Code.

I. Honest and Ethical Conduct

The Company expects honest and ethical conduct in all aspects of the Company’s business from all officers, directors and employees. The Company is committed to business success through maintenance of high standards of responsibility and ethics, and seeking to outperform the competition fairly and honestly. All personnel are required to act honestly and ethically in the performance of their duties and responsibilities.

The Company expects the highest possible honest and ethical conduct and integrity from its Senior Financial Officers. Senior Financial Officers will set a standard of exemplary conduct, encourage and promote such conduct in others, and proactively promote honest and ethical behavior among the Company’s employees.

II.  Conflicts of Interest

Service to the Company should never be subordinated to personal gain and advantage. All directors, officers and employees will avoid conflicts of interest in relation to their duties and responsibilities to the Company. A conflict situation can arise when an individual takes actions or has interests that may make it difficult to perform their work objectively and effectively. A conflict of interest exists if an individual’s personal interests interfere with the Company’s interests.

The Company generally does not permit its employees to maintain separate employment outside of the Company. The best policy is to avoid any direct or indirect business connection with contractors, customers, suppliers or competitors, except on the Company’s behalf.

Senior Financial Officers are required to promptly disclose any conflict of interest to the Audit Committee. When requested by the Audit Committee, a director, officer or employee will promptly resign or terminate any relationship or position that is reasonably perceived to give rise to a conflict of interest.

III. Financial Records and Periodic Reports

It is the Company’s policy to make full and fair disclosure in compliance with all applicable laws, rules and regulations. All directors, officers and employees will execute their job function in a manner designed to produce financial statements and other public disclosures that are in compliance with all applicable laws and regulations.

Each Senior Financial Officer will, within such officer’s applicable area of responsibility, endeavor in all respects to produce and promote full, fair, accurate, timely and understandable disclosure in public communications made by the Company, including reports and documents filed with or submitted to the SEC, the National Association of Securities Dealer, and any applicable securities exchange.

The Senior Financial Officers will oversee the establishment and management of the Company’s internal financial controls and disclosure controls and procedures, in order to enable the Company’s consolidated financial statements and the notes thereto to present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the period indicated in conformity with generally accepted accounting principles.

Each Senior Financial Officer will cooperate with the Company’s external auditors in the process of audit and review, and will not take any action to coerce, manipulate, mislead or fraudulently influence such auditors in such process.

Each Senior Financial Officer will promptly bring to the attention of the Audit Committee:

•	Any material information that should be publicly disclosed but which such Senior Financial Officer has reason to believe will not be timely disclosed.

•
Any significant deficiencies or material weaknesses in the design or operation of the Company’s internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information.

•	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

If any employee becomes aware of material information that affects the disclosures made or to be made by the Company in its SEC filings or submissions or other public communications, they will promptly bring such information to the attention of a Senior Financial Officer, the Audit Committee, or the Company’s outside General Counsel.

IV. Compliance with Applicable Laws, Rules and Regulations

All directors, officers and employees must respect and obey the laws of the jurisdictions in which they operate. They will reflect the Company’s commitment to legal compliance by action and example. Each Senior Financial Officer will comply, and encourage and promote compliance, with the laws, rules, regulations, and government agreements applicable to the Company’s business and operations.

Directors, officers and employees may not use corporate assets or funds for any unlawful or improper purpose. The Company does not authorize or condone any payment that is in the nature of a bribe, kickback or undisclosed commission to a third party for obtaining any business or advantage for the Company or any of its employees.

Each Senior Financial Officer is expected to be generally familiar with the laws applicable to such officer’s area of responsibility. Although not everyone expected to know all the details of all laws, it is important to know enough to determine when to seek advice from supervisors or managers, or in appropriate cases the Company’s outside General Counsel.

V.  Reporting of Illegal or Unethical Behavior

Everyone must work to ensure prompt and consistent action against violations of this Code. Anyone who becomes aware of any information concerning any conduct they reasonably believe in good faith to constitute a violation of this Code, or other illegal or unethical conduct, is required to promptly report such information to a Senior Financial Officer, the Audit Committee, or the Company’s outside General Counsel.

Each Senior Financial Officer will promptly report any violation of this Code to the Audit Committee. If doubt exists as to a potential violation, the Company’s outside General Counsel should be consulted.

All employees are expected to cooperate in internal investigations of misconduct. Company policy prohibits discrimination, harassment and retaliation against any employee who in good faith provides any information or otherwise assists in any investigation or proceeding regarding any matters of legal or regulatory concern.

VI. Accountability for Adherence to the Code

Each director, officer and employee of the Company is personally responsible and accountable for their adherence to the provisions of this Code.

Any violation of this Code may result in disciplinary action, up to and including termination. The Company may impose such sanctions for violations of this Code as it determines, under the circumstances, to be in the best interests of the Company and its shareholders.

The Audit Committee will report any violations to the Board, and recommend appropriate actions to be taken in the event of violations of these procedures by a Senior Financial Officer.

VII. Amendments and Waivers

Only the Board may grant a waiver or approval of a material departure from this Code. The Company should not fail to take action within a reasonable period of time regarding a material departure from a provision of this Code that has been made known to a Senior Financial Officer.

No provision of this Code is intended to create any right in favor of any third party, including any shareholder, officer, director, employee, or contractor of the Company, in the event of a violation of any provision of this Code.

ANNEX E

AMENDMENT TO
NEAH POWER SYSTEMS, INC.
LONG TERM INCENTIVE COMPENSATION PLAN

Pursuant to the resolutions adopted by the Board of Directors of Neah Power Systems, Inc. (the “Company”) on July 8, 2008, the following amendment to the Neah Power Systems, Inc. Long Term Incentive Compensation Plan is adopted effective as of August __, 2008:

1.	The first sentence of Section 5(b) is deleted in its entirety and replaced with the following:

“There is hereby reserved for issuance under the Plan an aggregate of twenty-five million (25,000,000) shares of the Company common stock.“

E-1

ANNEX F

SILICON POWER SOLUTIONS, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE.

(a) The purpose of the Plan is to provide a means by which Employees of the Company may be given an opportunity to purchase shares of the Common Stock of the Company.

(b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(c) The Company intends that the Purchase Rights granted under the Plan be considered options issued under an Employee Stock Purchase Plan.

2.	DEFINITIONS.

(a) "Board" means the Board of Directors of the Company.

(b) “Code" means the Internal Revenue Code of 1986, as amended.

(c) "Committee" means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

(d) "Common Stock" means the common stock of the Company, $.001 Par Value.

(e) "Company" means Silicon Power Solutions, Inc., a Delaware corporation.

(f) "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events.

(i) a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(g) "Director" means a member of the Board.

(h) "Eligible Employee" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(i) "Employee" means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to make an individual an Employee of the Company.

(j) "Employee Stock Purchase Plan" means a plan that grants Purchase Rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" means the value of a security as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq Market, the Fair Market Value of the security, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the Trading Day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(m) "Offering" means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

(n) "Offering Date" means a date selected by the Committee for an Offering to commence.

(o) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p) "Participant" means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

(q) "Plan" means this Silicon Power Solutions, Inc. 2008 Employee Stock Purchase Plan.

(r) “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights granted under the Plan shall be exercised and as of which purchase of shares of Common Stock shall be carried out in accordance with such offering.

(s) "Purchase Period" means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date, at the end of which there shall be purchased shares of Common Stock on behalf of Participants. An Offering may consist of one or more Purchase Periods.

(t) "Purchase Right" means an option to purchase shares of Common Stock granted pursuant to the Plan.

(u) "Securities Act" means the Securities Act of 1933, as amended.

(v) "Trading Day" means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq Market or otherwise, is open for trading.

3.	ADMINISTRATION.

(a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii) To construe and interpret the Plan and Purchase Rights granted under the Plan, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan as provided in Section 15.

(iv) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(c) The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board. The Board and/or Committee may delegate all or any part of its authority under the Plan to an employee, employees, or committee of employees of the Company. If administration is delegated to a Committee or employee(s), the Committee or employee(s) shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee or a committee of employees at any time and revest in the Board the administration of the Plan. If administration is delegated to a Committee or employees, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board, the Committee, or employees as the case may be.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 14 relating to adjustments upon changes in stock, the shares of Common Stock that may be sold pursuant to Purchase Rights granted under the Plan shall not exceed in the aggregate thirty million (30,000,000) shares of Common Stock. If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such Purchase Right shall again become available for issuance under the Plan.

(b) The shares of Common Stock subject to the Plan may be unissued shares or shares that have been bought on the open market at prevailing market prices or otherwise.

5.	GRANT OF PURCHASE RIGHTS; OFFERING.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights to purchase shares of Common Stock under the Plan shall have the same rights and privileges. The terms and conditions of an offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise); the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9 inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan; and (ii) a Purchase Right with, a lower exercise price (or an earlier granted Purchase Right, if different Purchase Rights have identical exercise prices); shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised.

6.	ELIGIBILITY.

(a) Purchase Rights may be granted only to Employees of the Company. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless on the Offering Date, such Employee has been in the employ of the Company for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Company is more than twenty (20) hours per week and more than five (5) months per calendar year.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted shall be the "Offering Date" of such Purchase Right for all purposes including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

(c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this Section 6(e), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights, and options shall be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company, do not permit such Eligible Employee's rights to purchase stock of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

7.	PURCHASE RIGHTS; PURCHASE PRICE.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

(b) The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted under the Plan and pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board shall specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then in the absence of any Board action otherwise, a pro-rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8.	PARTICIPATION; WITHDRAWAL; TERMINATION.

(a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company may provide. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Participant's Earnings (as defined in each Offering) during the Offering. The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited within the general funds of the Company. To the extent provided in the Offering a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

(b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, without interest (unless otherwise specified in the Offering), and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering shall have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering without interest (unless otherwise specified in the Offering).

(d) Purchase Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant's lifetime, shall be exercisable only by such Participant.

9.	EXERCISE.

(a) On each Purchase Date during an Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights granted under the Plan unless specifically provided for in the Offering.

(b) If any amount of accumulated payroll deductions remains in a Participant's account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in each such Participant's account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 8(c), in which case such amount shall be distributed to the Participant after said final Purchase Date, without interest (unless otherwise specified in the Offering). If any amount of accumulated payroll deductions remains in a Participant's account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one (1) or more whole shares of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to the Participant at the end of the Offering without interest (unless otherwise specified in the Offering).

(c) No Purchase Rights granted under the Plan may be exercised to any extent, unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance no Purchase Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants, without interest (unless otherwise specified in the Offering).

10.	COVENANTS OF THE COMPANY.

(a) During the terms of the Purchase Rights granted under the Plan, the Company shall ensure that the amount of shares of Common Stock required to satisfy such Purchase Rights are available.

(b) The Company shall seek to obtain from each federal, state, foreign or other, regulatory commission or agency having jurisdiction, over the Plan such authority as may be required to issue and sell, shares of Common Stock upon exercise of the Purchase Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11.	USE OF PROCEEDS FROM SHARES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights granted under the Plan shall constitute general funds of the Company.

12.	RIGHTS AS A STOCKHOLDER.

A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights granted under the Plan unless and until the Participant's shares of Common Stock acquired upon exercise of Purchase Rights granted under the Plan are recorded in the books of the Company (or its transfer agent).

13.	DESIGNATION OF BENEFICIARY.

(a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

(b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse, or if no spouse is known to the Company, then to such other person as the Company may designate.

14.	ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.

(a) If any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights granted under the Plan shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction not involving the receipt of consideration by the Company.)

(b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants' accumulated payroll deductions (exclusive of any accumulated interest that cannot be applied toward the purchase of shares of Common Stock under the terms of the Offering) shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the ongoing Offering, and the Participants' Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15.	AMENDMENT OF THE PLAN.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan to take account of a change in legislation or to obtain or maintain favorable tax, exchange, control or regulatory treatment for Participants or the Company, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, or other applicable laws or regulations.

(b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights granted under the Plan into compliance therewith.

(c) The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws or governmental regulations, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated. Any benefits, privileges, entitlements and obligations under any Purchase Rights granted under the Plan while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Purchase Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.	MISCELLANEOUS PROVISIONS.

(a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant's employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or on the part of the Company to continue the employment of a Participant.

(b) The provisions of the Plan shall be governed by the laws of the State of Delaware without regard to that state's conflicts of laws rules.

ANNEX G

Plan of Conversion

THIS PLAN OF CONVERSION (this “Plan”) is adopted this __ day of August, 2008, by Neah Power Systems, Inc., a Nevada corporation (the “Company”), for the purpose of converting (the “Conversion”) the Company into a Delaware corporation to be known as Silicon Power Solutions, Inc. (the “Converted Entity”) in accordance with the provisions of the Delaware General Corporation Law and the Nevada Revised Statutes.

RECITALS

WHEREAS, the Board of Directors and shareholders of the Company have approved the Conversion; and

WHEREAS, in order to effect the Conversion, the Company has adopted this Plan for the purpose of setting forth the manner and terms on which the Company will continue its existence under the laws of the State of Delaware, including, without limitation, the method for effecting the Conversion and the manner and basis for converting the Company’s outstanding shares of stock into outstanding shares of stock of the Converted Entity.

NOW, THEREFORE, BE IT KNOWN, that:

1.
The name of the converting entity is NEAH POWER SYSTEMS, INC. At the Effective Time (as defined below), the Company shall be converted into a Delaware corporation under the name SILICON POWER SYSTEMS, INC.

2.
The Conversion of the Company into the Converted Entity shall be effective (the “Effective Time”) upon the filing of Articles of Conversion with the Secretary of State of the State of Nevada and a Certificate of Conversion with the Secretary of State of the State of Delaware, each containing as an exhibit the Articles of Incorporation creating the Converted Entity.

3.	At the Effective Time, the Company shall continue its existence in the organizational form of the Converted Entity.

4.	At the Effective Time, the Converted Entity shall be formed as a corporation existing under the laws of the State of Delaware.

5.
At the Effective Time, all outstanding shares of the Company shall, without any action of the part of the holder thereof, be converted into a like class of the shares of the Converted Entity such that every two hundred (200) shares of the Company shall be converted into one (1) share of the Converted Entity.

6.	At the Effective Time, all directors and officers of the Company shall become directors and officers, respectively, of the Converted Entity.

7.	At the Effective Time, all assets and liabilities of the Company shall become assets and liabilities of the Converted Entity.

8.
Attached hereto as Exhibits A, B and C are the Certificate of Conversion, the Certificate of Incorporation and the Bylaws of the Converted Entity, respectively, as such will exist at the Effective Time.

9.
This Conversion is being effected solely for the purposes of changing (a) the state of formation of the Company from the State of Nevada to the State of Delaware, (b) the name of the Company and (c) the capitalization of the Company.

IN WITNESS WHEREOF, the Company has adopted this Plan as of the date first written above.

NEAH POWER SYSTEMS, INC.
a Nevada corporation

By:
Name: Gerard C. D’Couto
Title: President and Chief Executive Officer

SILICON POWER SOLUTIONS, INC.
a Delaware corporation

By:
Name: Gerard C. D’Couto
Title: President and Chief Executive Officer

Exhibit A

CERTIFICATE OF CONVERSION

[See Annex I]

Exhibit B

CERTIFCATE OF INCORPORATION

[See Annex J]

Exhibit C

BYLAWS

[See Annex K]

ANNEX H

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion
(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Neah Power Systems, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,

Silicon Power Solutions, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☒	The entire plan of conversion is attached to these articles.

☐	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.
___________
*corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form AM Conversion page 1 2007
Revised on: 01/01-07

H-1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	Silicon Power Solutions, Inc.

c/o:	The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington, DE 19801

5.	Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240) * : August__, 2008

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or all the members if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a.; general partnership governed by NRS chapter 87).
2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity's' articles.

Filing Fee $350.00

Nevada Secretary of State Form AM Conversion page 2 2007
This form must be accompanied by appropriate fees.	Revised on:01/01/07

H-2

ANNEX I

CERTIFICATE OF CONVERSION
FROM
A NON-DELAWARE CORPORATION
TO
A DELAWARE CORPORATION

Pursuant to Section 265 of the Delaware General Corporation Law

FIRST:	The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

SECOND:	The jurisdiction immediately prior to filing this Certificate is Nevada.

THIRD:	The date the Non-Delaware Corporation first formed is February 1, 2001.

FOURTH:	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Neah Power Systems, Inc.

FIFTH:	The name of the Corporation as set forth in the Certificate of Incorporation is Silicon Power Solutions, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the __ day of August, A.D. 2008.

NEAH POWER SYSTEMS, INC.

By:
Name: Gerard C. D’Couto
Title: President and Chief Executive Officer

I-1

ANNEX J

CERTIFICATE OF INCORPORATION
OF
SILICON POWER SOLUTIONS, INC.

THE UNDERSIGNED, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended from time to time (the “DGCL”), hereby adopts the following Certificate of Incorporation for such corporation:

ARTICLE I
NAME

The name of the corporation is Silicon Power Systems, Inc. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE III
REGISTERED AGENT

The street address of the initial registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of the Corporation’s initial registered agent at such address is The Corporation Trust Company.

ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of capital stock which the Corporation is authorized to issue is twenty five million (25,000,000) shares, consisting of 20,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

(b) The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

Section 4.3 Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Certificate, at any annual or special meeting of the stockholders the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation).

ARTICLE V
INCORPORATOR

The name and mailing address of the incorporator is as follows:

Name	Address

Gerard C. D’Couto	22118 20th Avenue SE
Suite 142
Bothell, Washington 98021

ARTICLE VI
DIRECTORS

Section 6.3 Initial Directors. Upon the filing of this Certificate, the powers of the incorporator shall terminate. The names and mailing addresses of the persons who are to serve as the initial directors until the first annual meeting of stockholders of the Corporation and such directors’ successors are elected and qualified are as follows:

Name	Address

Gerard C. D’Couto	22118 20th Avenue SE
Suite 142
Bothell, Washington 98021

Leroy Ohlsen	22118 20th Avenue SE
Suite 142
Bothell, Washington 98021

Michael F. Solomon	22118 20th Avenue SE
Suite 142
Bothell, Washington 98021

James H. Smith	22118 20th Avenue SE
Suite 142
Bothell, Washington 98021

Jon M. Garfield	22118 20th Avenue SE
Suite 142
Bothell, Washington 98021

Robert J. McGovern	22118 20th Avenue SE
Suite 142
Bothell, Washington 98021

ARTICLE VII
BY-LAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the By-Laws. The By-Laws also may be adopted, amended, altered or repealed by the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Personal Liability. No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as the same exists or hereafter may be amended. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or amendment of this Section 8.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.2 Indemnification.

(a) Each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred by this Section 8.2 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition.

(b) The rights conferred on any Covered Person by this Section 8.2 shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, this Certificate, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.2, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

[Signature page follows]

IN WITNESS WHEREOF, the incorporator of the Corporation hereto has caused this Certificate of Incorporation to be duly executed as of August __, 2008.

Gerard C. D’Couto	, Incorporator

ANNEX K

BY-LAWS

OF

SILICON POWER SOLUTIONS, INC.

ARTICLE I
OFFICES

SECTION 1. REGISTERED OFFICE. The registered office of the corporation shall be located in the County of New Castle, State of Delaware.

SECTION 2. OTHER OFFICES. The corporation may have other offices, either in or outside of the State of Delaware, as shall be designated from time to time by the Board of Directors.

ARTICLE II
STOCKHOLDERS

SECTION 1. ANNUAL MEETINGS. Annual meetings of stockholders for the election of directors and for such other businesses as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of meeting. In the event the Board of Directors fails to so determine the time, date and place of meeting, the annual meeting of stockholders shall determine the time, date and place of meeting.

If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

SECTION 2. MATTERS TO BE CONSIDERED AT ANNUAL MEETINGS. At any annual meeting or special meeting of stockholders in lieu thereof (the “Annual Meeting”), only such business shall be conducted, and only such proposals shall be acted upon as shall have been properly brought before such Annual Meeting. To be considered as properly brought before an Annual Meeting, business must be: (a) specified in the notice of meeting, (b) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors, or (c) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of capital stock of the Corporation entitled to vote at such Annual Meeting on such business who complies with the requirements set forth in this Section 2.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder of record of any shares of capital stock entitled to vote at such Annual Meeting, such stockholder shall: (i) give timely notice as required by this Section 2 to the Secretary of the Corporation, and (ii) be present at such meeting, either in person or by a representative. For each Annual Meeting, a stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the “Anniversary Date”); provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the 75th day prior to the scheduled date of such Annual Meeting, or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

For purposes of these Bylaws, “public announcement” shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K), or (iii) a letter or report sent to stockholders of record of the Corporation at the close of business on the day of the mailing of such letter or report.

A stockholder’s notice to the Secretary shall set forth as to each matter proposed to be brought before an before an Annual Meeting: (i) a brief description of the business the stockholder desires to bring before such Annual Meeting and the reasons for conducting such business at such Annual Meeting, (ii) the name and address, as they appear on the Corporation’s stock transfer books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation’s capital stock beneficially owned by the stockholder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such stockholder’s name on such books, and the class and number of shares of the Corporation’s capital stock beneficially owned by such beneficial owners, (v) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other stockholders, and (vi) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

If the Board of Directors or a designated committee thereof determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2 or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal in the manner set forth above, the presiding officer of the Annual Meeting shall determine whether the stockholder proposal was made in accordance with the terms of this Section 2. If the presiding officer determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2 or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal was made in accordance with the requirements of this Section 2, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal.

Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder with respect to the matters set forth in this Bylaw, and nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement, or the Corporation’s right to refuse inclusion thereof, pursuant to Rule 14a-8 under the Exchange Act.

SECTION 3. OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

SECTION 4. VOTING. Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole thereof, and may be inspected by any stockholder who is present.

SECTION 5. QUORUM. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote in the meeting.

SECTION 6. SPECIAL MEETING. Special meetings of the stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

SECTION 7. NOTICE OF MEETINGS. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous written consent of all of the stockholders entitled to vote thereat.

SECTION 8. ACTION BY WRITTEN CONSENT. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III
DIRECTORS

SECTION 1. NUMBER AND TERM. The initial number of directors shall be at least one (1). The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. A director need not be a stockholder.

SECTION 2. RESIGNATIONS. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time is specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

SECTION 3. VACANCIES. If the office of any director, member of a committee or other officer becomes vacant, the remaining directors in office, though less than a quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

SECTION 4. REMOVAL. Any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

SECTION 5. INCREASE IN THE NUMBER OF DIRECTORS. The number of directors may be fixed from time to time by the Board of Directors of the Corporation by an affirmative vote of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

SECTION 6. POWERS. The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Certificate of Incorporation of the corporation of by these By-Laws conferred upon or reserved to the stockholders.

SECTION 7. COMMITTEES. The Board of Directors may, by resolution or resolutions passed by a majority of the entire Board, designate one or more committees, each committee to consist of such number of directors as the Board may designate.

Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power of authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and unless the resolution, these By-Laws, or the Certificate of Incorporation expressly provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

SECTION 8. MEETINGS. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble. Meetings may be held at any place, within or without the State of Delaware, which has been designated in any notice of the meeting, or, if not stated in said notice or, if there is no notice given, at the place designated by resolution of the Board of Directors. Meetings may be called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President, if any, by any Vice President or Secretary, or by any two directors.

No notice shall be required for regular meetings for which the time and place have been fixed by the Board of Directors. Special meetings shall be held upon at least two (2) days' notice by mail or upon at least twenty-four (24) hours' notice delivered personally or by telephone, telegraph or electronic mail. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. A notice or waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 9. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

SECTION 10. COMPENSATION. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

SECTION 11. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action, and the resolution and written consents thereto are filed with the minutes of the proceedings of the Board of Directors or committee.

ARTICLE IV
OFFICERS

SECTION 1. OFFICERS. The officers of the corporation shall be a President, a Treasurer and a Secretary, all of whom shall be elected annually by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two (2) offices may be held by the same person.

SECTION 2. OTHER OFFICERS AND AGENTS. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 3. THE CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and shall perform such other duties as may be assigned by the Board of Directors.

SECTION 4. PRESIDENT. The President shall be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation.

SECTION 5. VICE-PRESIDENT. The Vice-President, if there are more than one, the senior Vice President, as determined by the Board of Directors, in the absence or disability of the President, shall exercise the powers and perform the duties of the President and each Vice-President shall exercise such other powers and perform such other duties as shall be prescribed by the directors.

SECTION 6. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositaries as may be designated by the Board of Directors.

The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.

SECTION 7. SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of shareholders and directors, and all other notices required by the law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or shareholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

SECTION 8. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. Assistant Secretaries and Assistant Treasurers, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

ARTICLE V
CAPITAL STOCK

SECTION 1. CERTIFICATES OF STOCK. The shares of the Corporation may be represented by certificates or may be uncertificated shares. A certificate of stock, signed by the Chairman or Vice-Chairman of the Board of Directors, if they be elected, President or Vice-President, and the Treasurer or an Assistant Treasurer, or Secretary or Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. When such certificate are countersigned (1) by a transfer agent other than the corporation or its employee, or, (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

SECTION 2. TRANSFER OF SHARES. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificate shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

SECTION 3. LOST OR DESTROYED CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

SECTION 4. STOCKHOLDERS RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjournment meeting.

ARTICLE VI
MISCELLANEOUS

SECTION 1. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

SECTION 2. SEAL. The directors shall provide a suitable corporate seal which shall be in the charge of the Secretary and shall be used as authorized by the By-Laws.

SECTION 3. FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution duly adopted by the Board of Directors.

SECTION 4. CHECKS, NOTES, ETC. Checks, notes, drafts, bills of exchange and orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed or endorsed in such manner as shall be determined from time to time by resolution of the Board of Directors.

The funds of the corporation shall be deposited in such bank or trust company, and checks drawn against such funds shall be signed or endorsed in such manner as determined by the Board of Directors.

SECTION 5. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage, prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

Whenever any notice whatsoever is required to be given under the provisions of any law, or under the provisions of the incorporation document of the corporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII
AMENDMENTS

These By-Laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal of By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal of By-Law or By-Laws to be made, be contained in the notice of such special meeting.

ARTICLE VIII
INDEMNIFICATION

No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability which may be specifically defined by law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by law. The corporation shall indemnify to the fullest extent permitted by law each person that such law grants the corporation the power to indemnify.

ANNEX L

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

      NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.
      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      3.  From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.
      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

      NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.
      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089; A 2005, 2205)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
      1.  A stockholder to whom a dissenter’s notice is sent must:
      (a) Demand payment;
      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements. [Effective through June 30, 2008.]
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation’s registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements. [Effective July 1, 2008.]
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation’s principal office is located;
      (b) If the corporation’s principal office is not located in this State, in Carson City; or
      (c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.
Ê The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090; A 2007, 2704, effective July 1, 2008)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective through June 30, 2008.]
      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective July 1, 2008.]
      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091; A 2007, 2705, effective July 1, 2008)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)